EXECUTION VERSION Credit Agreement [[3570658]] PITNEY BOWES INC. _____________________________ CREDIT AGREEMENT $300,000,000 Dated as of January 5, 2016 ______________________________ JPMORGAN CHASE BANK, N.A., as Administrative Agent ___________________________ J.P. MORGAN SECURITIES LLC, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, MIZUHO BANK, LTD. and SUNTRUST ROBINSON HUMPHREY, INC. as Joint Lead Arrangers and Joint Bookrunners BANK OF AMERICA, N.A., MIZUHO BANK, LTD. and SUNTRUST BANK as Syndication Agents [CS&M Ref. No. 6702-157]

[[3570658]] (i) TABLE OF CONTENTS This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only. Page Section 1. Definitions and Accounting Matters. .............................................................. 1 1.01. Certain Defined Terms ............................................................................... 1 1.02. Terms Generally ...................................................................................... 15 1.03. Accounting Terms and Determinations .................................................... 16 1.04. Types of Loans ........................................................................................ 16 Section 2. Commitments, Loans, Notes and Prepayments ............................................. 17 2.01. Loans ....................................................................................................... 17 2.02. Borrowing of Loans ................................................................................. 17 2.03. Changes of Commitments ........................................................................ 17 2.04. Lending Offices ....................................................................................... 17 2.05. Certain Fees ............................................................................................. 17 2.06. Several Obligations; Remedies Independent ............................................. 18 2.07. Evidence of Debt ..................................................................................... 18 2.08. Optional Prepayments and Conversions or Continuations of Loans .......... 19 Section 3. Payments of Principal and Interest ............................................................... 19 3.01. Repayment of Loans ................................................................................ 19 3.02. Interest ..................................................................................................... 20 Section 4. Payments; Pro Rata Treatment; Computations; Etc ...................................... 20 4.01. Payments ................................................................................................. 20 4.02. Pro Rata Treatment .................................................................................. 21 4.03. Computations ........................................................................................... 22 4.04. Minimum Amounts .................................................................................. 22 4.05. Certain Notices ........................................................................................ 22 4.06. Non-Receipt of Funds by the Administrative Agent ................................. 23 4.07. Sharing of Payments, Etc ......................................................................... 24 Section 5. Yield Protection, Etc .................................................................................... 24 5.01. Additional Costs ...................................................................................... 24 5.02. Limitation on Types of Loans .................................................................. 27 5.03. Illegality .................................................................................................. 27 5.04. Compensation .......................................................................................... 27 5.05. Taxes ....................................................................................................... 28 5.06. Replacement of Banks ............................................................................. 32 Section 6. Conditions Precedent ................................................................................... 32 6.01. Loans ....................................................................................................... 32

[[3570658]] (ii) Section 7. Representations and Warranties ................................................................... 34 7.01. Corporate Existence ................................................................................. 34 7.02. Financial Condition .................................................................................. 34 7.03. Litigation ................................................................................................. 34 7.04. No Breach ................................................................................................ 35 7.05. Action ...................................................................................................... 35 7.06. Approvals ................................................................................................ 35 7.07. ERISA ..................................................................................................... 35 7.08. Taxes ....................................................................................................... 35 7.09. Investment Company Act ......................................................................... 36 7.10. Environmental Matters ............................................................................. 36 7.11. Use of Credit ............................................................................................ 36 7.12. Anti-Corruption Laws and Sanctions ........................................................ 36 Section 8. Covenants of the Borrower .......................................................................... 36 8.01. Financial Statements, Etc ......................................................................... 36 8.02. Existence, Etc .......................................................................................... 38 8.03. Prohibition of Fundamental Changes ........................................................ 39 8.04. Limitation on Liens .................................................................................. 39 8.05. Use of Proceeds ....................................................................................... 41 8.06. Lines of Business ..................................................................................... 41 8.07. Financial Covenant .................................................................................. 41 Section 9. Events of Default ......................................................................................... 41 Section 10. The Administrative Agent .......................................................................... 44 10.01. Appointment, Powers and Immunities .................................................... 44 10.02. Reliance by Administrative Agent .......................................................... 45 10.03. Defaults ................................................................................................. 45 10.04. Rights as a Bank .................................................................................... 45 10.05. Indemnification ...................................................................................... 46 10.06. Non-Reliance on Administrative Agent and Other Banks ....................... 46 10.07. Failure to Act ......................................................................................... 46 10.08. Resignation or Removal of Administrative Agent .................................. 46 10.09. Other Agents .......................................................................................... 47 Section 11. Miscellaneous ............................................................................................ 47 11.01. Waiver ................................................................................................... 47 11.02. Notices ................................................................................................... 47 11.03. Expenses, Etc ......................................................................................... 49 11.04. Amendments, Etc ................................................................................... 50 11.05. Successors and Assigns .......................................................................... 51 11.06. Assignments and Participations .............................................................. 51 11.07. Survival ................................................................................................. 55 11.08. Captions ................................................................................................. 55 11.09. Counterparts; Integration; Effectiveness ................................................. 55

[[3570658]] (iii) 11.10. Governing Law; Submission to Jurisdiction; Service of Process ............. 55 11.11. Waiver of Jury Trial ............................................................................... 56 11.12. Confidentiality ....................................................................................... 56 11.13. USA PATRIOT Act ............................................................................... 57 11.14. No Advisory or Fiduciary Relationships ................................................. 57

[[3570658]] (iv) ANNEX 1 Commitments SCHEDULE 8.04 Existing Liens EXHIBIT A - Form of Note EXHIBIT B - Form of Opinion of Internal Counsel for the Borrowers EXHIBIT C - Form of Assignment and Assumption EXHIBIT D - Form of Compliance Certificate EXHIBIT E-1 - Form of U.S. Tax Certificate for Foreign Banks that are not Partnerships for U.S. Federal Income Tax Purposes EXHIBIT E-2 - Form of U.S. Tax Certificate for Foreign Participants that are not Partnerships for U.S. Federal Income Tax Purposes EXHIBIT E-3 - Form of U.S. Tax Certificate for Foreign Participants that are Partnerships for U.S. Federal Income Tax Purposes EXHIBIT E-4 - Form of U.S. Tax Certificate for Foreign Banks that are Partnerships for U.S. Federal Income Tax Purposes

Credit Agreement [[3570658]] CREDIT AGREEMENT dated as of January 5, 2016 among PITNEY BOWES INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Borrower”); the BANKS (as hereinafter defined) party hereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). The parties hereto agree as follows: Section 1. Definitions and Accounting Matters. 1.01. Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa): “Additional Costs” shall have the meaning assigned to such term in Section 5.01 hereof. “Adjusted Consolidated EBITDA” shall mean, for any period, the Consolidated EBITDA for such period minus the Applicable Finance Interest Expense Amount for such period. “Administrative Agent” shall have the meaning assigned to such term in the preamble to this Agreement. “Administrative Agent’s Account” shall mean an account designated by the Administrative Agent in a notice to the Borrower and the Banks. “Administrative Questionnaire” shall mean an Administrative Questionnaire in the form supplied by the Administrative Agent. “Advance Date” shall have the meaning assigned to such term in Section 4.06 hereof. “Affected Bank” shall have the meaning assigned to such term in Section 5.06 hereof. “Affiliate” shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” shall have the meaning assigned such term in Section 11.02(d) hereof. “Agreement” shall mean this Credit Agreement, dated as of January 5, 2016, by and among the Borrower, the Banks and the Administrative Agent, as such agreement may be amended, amended and restated, restated, supplemented or otherwise modified from time to time.

- 2 - Credit Agreement [[3570658]] “Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption. “Applicable Finance Interest Expense Amount” shall mean, for any period, the amount of financing interest expense for such period (as shown on the consolidated statement of income of the Borrower for such period), multiplied by 1.75. “Applicable Lending Office” shall mean, for each Bank and for each Type of Loan, the “Lending Office” of such Bank (or of an Affiliate or branch of such Bank) designated for such Type of Loan in such Bank’s Administrative Questionnaire or such other office of such Bank (or of an Affiliate or branch of such Bank) as such Bank may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained. “Applicable Rate” shall mean, for any day, with respect to any Eurocurrency Loan or any Base Rate Loan, the applicable rate per annum set forth below under the caption “Eurocurrency Spread” or “Base Rate Spread”, respectively, based upon the applicable Moody’s Rating and/or Standard & Poor’s Rating, on such date: Standard & Poor’s/Moody’s Rating (each a “Category”) Eurocurrency Spread Base Rate Spread Category 1 A-/A3 1.000% 0.000% Category 2 BBB+/Baa1 1.125% 0.125% Category 3 BBB/Baa2 1.250% 0.250% Category 4 BBB-/Baa3 1.500% 0.500% Category 5 lower than BBB-/Baa3 or unrated 1.750% 0.750% For purposes of the foregoing, (i) if either Moody’s or Standard & Poor’s shall not have in effect a Moody’s Rating or a Standard & Poor’s Rating, as the case may be (other than by reason of the circumstances referred to in the last sentence of this definition), then the Applicable Rate shall be based upon the remaining rating, (ii) if the Moody’s Rating and the Standard & Poor’s Rating shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case, the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two ratings, and (iii) if the Moody’s Rating and the Standard & Poor’s Rating established or deemed to have been established by Moody’s and Standard & Poor’s, respectively, shall be changed (other than as a result of a change in the rating system of Moody’s or Standard & Poor’s), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period

- 3 - Credit Agreement [[3570658]] commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or Standard & Poor’s shall change, or if either such rating agency shall cease to be in the business of providing corporate debt ratings, the Borrower and the Banks shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation. “Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank. “Assignment and Assumption” shall mean an agreement substantially in the form of Exhibit E hereto or any other form approved by the Administrative Agent. “Bank” shall mean the Persons listed on Annex 1 hereto as having a Commitment and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “Bankruptcy Code” shall mean the United States Bankruptcy Code of 1978, as amended from time to time. “Bankruptcy Laws” shall mean the Bankruptcy Code and any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts. “Base Rate” shall mean, for any day, a rate per annum equal to the highest of (a) the Federal Funds Rate for such day plus 0.50%, (b) the Prime Rate for such day and (c) the Eurocurrency Rate for the offering of Dollar deposits for a one month Interest Period commencing on such day plus 1.00%; provided that if such rate shall be less than zero, such rate shall be deemed to be zero. For purposes of clause (c) of the immediately preceding sentence, such Eurocurrency Rate shall be determined by the Administrative Agent based upon rates appearing on the applicable Reuters screen page (currently page LIBOR01) displaying interest rates for dollar deposits in the London interbank market (or, in the event such rate does not appear on such page of the Reuters screen, on any successor or substitute page on such screen that displays such rate, or, if there is no such page, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at approximately 11:00 a.m., London time, on such day for deposits in dollars with a maturity of one month. Any change in the Base Rate due to a change in the Federal Funds Rate, the Prime Rate or such Eurocurrency Rate shall be effective from and including the effective date of such change in the Federal Funds Rate, the Prime Rate or such Eurocurrency Rate, as the case may be. “Base Rate Loans” shall mean Loans that bear interest at rates based upon the Base Rate.

- 4 - Credit Agreement [[3570658]] “Borrower” shall have the meaning assigned to such term in the preamble to this Agreement. “Borrower Materials” shall have the meaning assigned such term in Section 11.02(d) hereof. “Business Day” shall mean any day (a) on which commercial banks are not authorized or required to close in New York City, and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or a Conversion of or into, or an Interest Period for, a Eurocurrency Loan or a notice by the Borrower with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, that is also a day on which dealings in deposits denominated in Dollars are carried out in the London interbank market. “Capital Lease Obligations” shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP. “Captive Finance Debt” shall mean, as at any date of determination, the average of the aggregate gross finance receivables of the Borrower and its Subsidiaries as at the end of the five most recently completed consecutive fiscal quarters ending on or prior to such date, as shown on the consolidated balance sheets of the Borrower as at the end of such fiscal quarter or the relevant fiscal year (as applicable), multiplied by a fraction the numerator of which is ten and the denominator of which is eleven. “Closing Date” shall mean the date of this Agreement. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. “Commitment” shall mean, with respect to each Bank, the commitment of such Bank to make Loans hereunder, expressed as an amount representing the maximum aggregate amount of the Loans to be made by such Bank hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Bank pursuant to Section 11.06 hereof. The initial amount of each Bank’s Commitment is set forth on Annex 1 hereto, or in the Assignment and Assumption or other instrument pursuant to which such Bank shall have assumed its Commitment, as applicable. As of the Closing Date, the aggregate amount of the Banks’ Commitments is $300,000,000. “Compliance Certificate” shall mean a Compliance Certificate substantially in the form of Exhibit H or any other form approved by the Administrative Agent. “Consolidated EBITDA” shall mean, for any period, an amount determined for the Borrower and its Subsidiaries on a consolidated basis equal to Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining Consolidated Net Income for such period, the sum of (i) interest expense (excluding financing interest expense), (ii) depreciation expense, (iii) amortization expense, (iv) non-cash stock-option based

- 5 - Credit Agreement [[3570658]] and other equity-based compensation expenses, (v) other non-cash extraordinary, unusual or non-recurring charges, expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business and non-cash restructuring charges, but excluding any such non-cash charge to the extent that it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period) and (vi) cash restructuring charges (not exceeding $450,000,000 in the aggregate after December 31, 2014), and minus (b) without duplication and to the extent included in determining Consolidated Net Income for such period, the sum of (i) interest income (excluding financing interest income) and (ii) non-cash extraordinary, unusual or non-recurring income or gains increasing Consolidated Net Income for such period (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business, but excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period); provided that, for purposes of calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any period, (A) the Consolidated EBITDA of any Person or Properties constituting a division or line of business of any business entity, division or line of business, in each case, acquired by the Borrower or any of its Subsidiaries that, together with any other such acquisitions during such period, involves the payment of consideration by the Borrower and its Subsidiaries in excess of $25,000,000 in the aggregate during such period shall be included on a pro forma basis for such period (but assuming the consummation of such acquisition occurred on the first day of such period) and (B) the Consolidated EBITDA of any Person or Properties constituting a division or line of business of any business entity, division or line of business, in each case, sold, assigned, transferred or otherwise disposed of by the Borrower or any of its Subsidiaries that, together with any other such dispositions during such period, yields gross proceeds to the Borrower and its Subsidiaries in excess of $25,000,000 in the aggregate during such period shall be excluded for such period (assuming the consummation of such disposition occurred on the first day of such period). “Consolidated Net Income” shall mean, for any period, the consolidated income (or loss) from continuing operations before income taxes of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary. “Consolidated Net Tangible Assets” shall have the meaning assigned to such term in Section 8.04 hereof.

- 6 - Credit Agreement [[3570658]] “Continuation” and “Continued” shall refer to the continuation pursuant to Section 2.08 hereof of a Eurocurrency Loan from one Interest Period to the next Interest Period for such Loan. “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Conversion” and “Converted” shall refer to a conversion pursuant to Section 2.08 hereof of one Type of Loan into another Type of Loan, which may be accompanied by the transfer by a Bank (at its sole discretion) of a Loan from one Applicable Lending Office to another. “Credit Exposure” shall mean, with respect to any Bank at any time, the sum of the outstanding principal amount of such Bank’s Loans at such time. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default. “Dollars” and “$” shall mean lawful money of the United States of America. “Domestic Subsidiary” shall mean any Subsidiary of the Borrower that is organized under the laws of any State of the United States of America (including the District of Columbia). “Environmental Laws” shall mean any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under

- 7 - Credit Agreement [[3570658]] Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Borrower is a member. “Eurocurrency Loans” shall mean Loans that bear interest at rates based on rates referred to in the definition of “Eurocurrency Rate” in this Section 1.01. “Eurocurrency Rate” shall mean, for any Eurocurrency Loan for any Interest Period, a rate per annum determined by the Administrative Agent to be equal to: (a) the applicable Screen Rate at approximately 11:00 a.m., London time, on the Quotation Date prior to the commencement of such Interest Period, for the offering of deposits denominated in Dollars and for a period comparable to such Interest Period; (b) If no Screen Rate shall be available for a particular Interest Period (the “Impacted Interest Period”) but Screen Rates shall be available for the offering of deposits for maturities both longer and shorter than such Interest Period, then the Eurocurrency Rate for such Interest Period shall be the Interpolated Rate; or (c) if no Screen Rate is available for such Interest Period (or for the offering of deposits for maturities both longer and shorter than such Interest Period), or if the Screen Rate, in the reasonable judgment of the Majority Banks, shall cease accurately to reflect the rates applicable to the offering of deposits denominated in Dollars and for a period comparable to such Interest Period (as reported by any publicly available source of similar market data selected by such Majority Banks that, in the reasonable judgment of such Majority Banks, accurately reflects such rates), the Eurocurrency Rate shall mean, with respect to any Eurocurrency Loan for any Interest Period, the arithmetic mean, as determined by the Administrative Agent, of the rates per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the Reference Banks at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of the Interest Period for such Eurocurrency Loan for the offering by such Reference Banks to leading banks in the London interbank market of deposits in Dollars for a period comparable to such Interest Period; provided that (i) each Reference Bank agrees to use its best efforts to furnish timely information to the Administrative Agent for purposes of determining the Eurocurrency Rate, (ii) if any Reference Bank does not furnish such timely information for determination of the Eurocurrency Rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks and (iii) the Administrative Agent will not disclose to any party hereto (A) the rates quoted by the individual Reference Banks or (B) if one or more of the Reference Banks shall not have quoted a rate, the fact that the Eurocurrency Rate is being determined on the basis of the rates quoted by fewer than all the Reference Banks. Notwithstanding the foregoing, if the Eurocurrency Rate, determined as provided above, would otherwise be less than zero, then the Eurocurrency Rate shall be deemed to be zero for all purposes.

- 8 - Credit Agreement [[3570658]] “Events of Default” shall have the meaning assigned to such term in Section 9 hereof. “Excluded Taxes” shall mean, with respect to the Administrative Agent, any Bank or any other recipient of any payment to be made (a) by or on account of any obligation of the Borrower, income or franchise Taxes imposed on (or measured by) its net income or net profit (however denominated), branch profits and franchise Taxes, in each case, (i) imposed by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Bank, in which its applicable lending office is located or (ii) that are Other Connection Taxes; or (b) in the case of a Bank, (i) any U.S. Federal withholding Tax that is in effect and would apply to amounts payable with respect to an applicable interest in a Loan or Commitment to such Bank (or SPC of such Bank) by the Borrower or any Domestic Subsidiary at the time such Bank acquires such interest in the Loan or Commitment or at the time it designates a new lending office for purposes hereof or transfers to an SPC pursuant to Section 11.06 hereof (other than pursuant to an assignment request by the Borrower under Section 5.06 hereof), except to the extent that such Bank, in the case of a designation of a new lending office (or its assignor, in the case of an assignment, or the Granting Bank, in the case of a transfer to an SPC, as the case may be) was entitled, immediately before such designation (or such assignment or such transfer, as the case may be), to receive additional amounts with respect to such withholding Tax pursuant to Section 5.05 hereof, (ii) any withholding Tax that is attributable to such Bank’s failure or inability to comply with Section 5.05(e) hereof or (iii) any U.S. Federal withholding Tax imposed by FATCA. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any applicable intergovernmental agreements between a non-U.S. jurisdiction and the United States with respect thereto, any law, regulations, or other official guidance enacted in a non-U.S. jurisdiction relating to an intergovernmental agreement related thereto, and any agreements entered into pursuant to Section 1471(b) of the Code. “Federal Funds Rate” shall mean, for any day, a fluctuating interest rate per annum equal for such day to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Foreign Bank” shall mean any Bank that is organized under the laws of a jurisdiction other than the United States of America. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

- 9 - Credit Agreement [[3570658]] “Funding Date” means the date on which Loans are made pursuant to Section 2.01. “GAAP” shall mean generally accepted accounting principles applied on a basis consistent with those that, in accordance with the last sentence of Section 1.03(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement. “Governmental Authority” shall mean the government of the United States of America or any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity (including any federal or other association of or with which any such nation may be a member or associated) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Granting Bank” shall have the meaning specified in Section 11.06(b) hereof. “Guarantee” shall mean a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor’s obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms “Guarantee” and “Guaranteed” used as a verb shall have a correlative meaning. “Impacted Interest Period” shall have meaning assigned to such term in the definition of “Eurocurrency Rate”. “Indebtedness” shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Guarantees by such Person of Indebtedness of others. “Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

- 10 - Credit Agreement [[3570658]] “Indemnitee” shall have the meaning assigned to such term in Section 11.03 hereof. “Index Debt” shall mean senior, unsecured, long-term indebtedness for borrowed money of the Borrower that is not guaranteed by any other Person or subject to any other credit enhancement. “Interest Period” shall mean: (a) with respect to any Eurocurrency Loan, each period commencing on the date such Eurocurrency Loan is made or Converted from a Loan of another Type or (in the event of a Continuation) the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third, sixth or, if agreed by all of the Banks, twelfth calendar month thereafter, or any other period to which all of the Banks have consented, as the Borrower may select as provided in Section 4.05 hereof, provided that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; and (b) with respect to any Base Rate Loan, the period commencing on the date such Base Rate Loan is made and ending on the earlier of the first Quarterly Date thereafter or the Maturity Date. Notwithstanding the foregoing, (i) if any Interest Period for any Loan would otherwise end after the Maturity Date, such Interest Period shall not be available hereunder for such period; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a Eurocurrency Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) no Interest Period for any Loan (other than a Base Rate Loan) shall have a duration of less than one month and, if the Interest Period for any Eurocurrency Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period. “Interpolated Rate” shall mean, at any time, for any Impacted Interest Period, the rate per annum (rounded to the same number of decimal places as the Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period for which a Screen Rate is available that is shorter than such Impacted Interest Period and (b) the Screen Rate for the shortest period for which a Screen Rate is available that is longer than the Impacted Interest Period, in each case at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. “IRS” shall mean the United States Internal Revenue Service. “JPMCB” shall mean JPMorgan Chase Bank, N.A., and its successors. “Lien” shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of

- 11 - Credit Agreement [[3570658]] this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property. “Loan Documents” shall mean, collectively, this Agreement and the Notes. “Loans” shall mean the loans made pursuant to Section 2.01. “Majority Banks” shall mean, at any time, Banks having outstanding Loans and unused Commitments representing more than 50% of the sum of the aggregate outstanding Loans and unused Commitments at such time. “Margin Stock” shall mean “margin stock” within the meaning of Regulations U and X. “Material Adverse Effect” shall mean a material adverse effect on (a) the Property, business, operations, financial condition, liabilities or capitalization of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations hereunder and under the other Loan Documents, (c) the validity or enforceability of this Agreement or any of the other Loan Documents, (d) the rights and remedies of the Banks and the Administrative Agent hereunder and under the other Loan Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith. “Maturity Date” shall mean December 15, 2020. “Moody’s” shall mean Moody’s Investors Service, Inc. “Moody’s Rating” shall mean, at any time, the then current rating by Moody’s of the Index Debt. “Multiemployer Plan” shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any of its ERISA Affiliates and that is covered by Title IV of ERISA. “Notes” shall mean the promissory notes, if any, executed and delivered pursuant to Section 2.07(b) and all promissory notes delivered in substitution or exchange thereof, in each case as the same shall be modified and supplemented and in effect from time to time. “Other Connection Taxes” shall mean, with respect to the Administrative Agent, any Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

- 12 - Credit Agreement [[3570658]] “Other Taxes” shall mean any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under, from the execution, delivery, performance, registration or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.06). “Participant” shall have the meaning assigned to such term in Section 11.06(c) hereof. “Participant Register” has the meaning set forth in Section 11.06(c) hereof. “Participating Member State” shall mean any member state of the European Community that adopts or has adopted the euro as its lawful currency in accordance with the legislation of the European Union relating to the European Monetary Union. “Payment Date” shall mean the 15th day (or if such day is not a Business Day, the next following Business Day) of each March, June, September and December, commencing with March 15, 2019. “Payor” shall have the meaning assigned to such term in Section 4.06 hereof. “PBGC” shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Person” shall mean any individual, corporation, company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof). “Plan” shall mean an employee benefit or other plan established or maintained by the Borrower or any of its ERISA Affiliates and that is covered by Title IV of ERISA, other than a Multiemployer Plan. “Platform” shall have the meaning assigned such term in Section 11.02(d) hereof. “Post-Default Rate” shall mean a rate per annum equal to 2% plus the Base Rate as in effect from time to time; provided that, with respect to principal of a Eurocurrency Loan that shall become due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise) on a day other than the last day of the Interest Period therefor, the “Post-Default Rate” shall be a rate per annum equal to, for the period from and including such due date to but excluding the last day of such Interest Period, 2% plus the interest rate for such Loan as provided in Section 3.02 hereof and, thereafter, the rate provided for above in this definition. “Prime Rate” shall mean the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

- 13 - Credit Agreement [[3570658]] “Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. “Proposed Bank” shall have the meaning assigned to such term in Section 5.06 hereof. “Quarterly Dates” shall mean the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the Funding Date. “Quotation Date” shall mean, for any Interest Period, the date two Business Days prior to the commencement of such Interest Period, provided that if market practice differs in the relevant interbank market, the “Quotation Date” shall be determined by the Administrative Agent in accordance with market practice in the relevant interbank market (and if quotations would normally be given by leading banks in the relevant interbank market on more than one date, the “Quotation Date” shall be the last of such days). “Reference Banks” shall mean JPMCB and any other Bank (if any) selected by the Borrower for this purpose (with the consent of the Administrative Agent (such consent not to be unreasonably withheld) and such other Bank) (or their respective Applicable Lending Offices, as the case may be). “Register” has the meaning set forth in Section 11.06(b) hereof. “Regulations D, U and X” shall mean, respectively, Regulations D, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time. “Regulatory Change” shall mean the occurrence, after the date of this Agreement or (with respect to any Bank) such later date on which such Bank becomes a party to this Agreement, of: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in implementation thereof and (ii) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued. “Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Relevant Jurisdiction” shall mean, with respect to the Borrower or Subsidiary, the jurisdiction of its organization.

- 14 - Credit Agreement [[3570658]] “Required Payment” shall have the meaning assigned such term in Section 4.06 hereof. “Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom. “Sanctioned Country” shall mean, at any time, a country, region or territory which itself is the subject of any Sanctions (which countries, regions and territories are as of the date hereof Crimea, Cuba, Iran, North Korea, Sudan and Syria). “Screen Rate” shall mean, in respect of the Eurocurrency Rate for any Interest Period, a rate per annum equal to the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits in Dollars with a term equivalent to such Interest Period as displayed on the Reuters screen page that displays such rate (currently Reuters Screen Page LIBOR01 or LIBOR02) (or, in the event such rate does not appear on such page of the Reuters screen, on any successor or substitute page on such screen that displays such rate, or, in the absence of any such page, on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion). “SEC” shall mean the Securities and Exchange Commission or any governmental authority succeeding to its principal functions. “Securitization Transaction” shall mean, any sale or sales of any accounts receivable, general intangibles, chattel paper or other financial assets and related rights and assets of the Borrower and/or any of its Subsidiaries (including revolving sales of such assets), and financing secured by the assets so sold. The “amount” or “principal amount” of any Securitization Transaction shall be deemed to mean the aggregate amount paid to the Borrower and its Subsidiaries in respect of such transactions, as the same may be reduced from time to time by the amount of such payments attributable to sold assets that have been collected or that have been written off as uncollectible. “SPC” shall have the meaning specified in Section 11.06(b) hereof. “Standard & Poor’s” shall mean Standard & Poor’s Ratings Services. “Standard & Poor’s Rating” shall mean, at any time, the then current rating by Standard & Poor’s of the Index Debt. “Subsidiary” shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by

- 15 - Credit Agreement [[3570658]] such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. “Syndicated”, when used in reference to any Loan, refers to whether such Loan is made pursuant to Section 2.01 hereof. “Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other similar charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Total Adjusted Debt” shall mean, at any time, the total Indebtedness of the Borrower and its Subsidiaries as reflected on the Borrower’s consolidated balance sheet in accordance with GAAP at such time minus the Captive Finance Debt at such time. “Transactions” means the execution, delivery and performance by the Borrower of this Agreement and the borrowing of Loans hereunder. “Type” shall have the meaning assigned to such term in Section 1.04 hereof. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.05(e)(ii)(B)(3). “Wholly-Owned Domestic Subsidiary” shall mean any Domestic Subsidiary which is also a Wholly-Owned Subsidiary of the Borrower. “Wholly-Owned Subsidiary” shall mean, with respect to any Person at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing 100% of the equity or ordinary voting power (other than directors’ qualifying shares) or, in the case of a partnership, 100% of the general partnership interests are, as of such date, directly or indirectly owned, controlled or held by such Person or one or more Wholly-Owned Subsidiaries of such Person or by such Person and one or more Wholly-Owned Subsidiaries of such Person. 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be

- 16 - Credit Agreement [[3570658]] construed to include such Person’s successors and assigns and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all of the functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. 1.03. Accounting Terms and Determinations. (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Banks hereunder shall (unless otherwise disclosed to the Banks in writing at the time of delivery thereof in the manner described in Section 1.03(b) hereof) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Banks hereunder (which, prior to the delivery of the first financial statements under Section 8.01 hereof, shall mean the audited financial statements as at December 31, 2014, referred to in Section 7.02 hereof). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Banks pursuant to Section 8.01 hereof (or, prior to the delivery of the first financial statements under Section 8.01 hereof, used in the preparation of the audited financial statements as at December 31, 2014, referred to in Section 7.02 hereof) unless (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Majority Banks shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 8.01 hereof, shall mean the audited financial statements referred to in Section 7.02 hereof). (b) The Borrower shall deliver to the Banks at the same time as the delivery of any of its annual or quarterly financial statements under Section 8.01 hereof (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of Section 1.03(a) hereof and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof. 1.04. Types of Loans. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Base Rate Loan” or a “Eurocurrency Loan”).

- 17 - Credit Agreement [[3570658]] Section 2. Commitments, Loans, Notes and Prepayments. 2.01. Loans. Each Bank severally agrees, on the terms and subject to the conditions of this Agreement, to make loans to the Borrower in Dollars on a single Business Day not later than February 5, 2016, in an aggregate principal amount not greater than its Commitment. Subject to the terms and conditions of this Agreement, the Borrower may Convert Loans of one Type into Loans of another Type (as provided in Section 2.08 hereof) or Continue Loans of one Type as Loans of the same Type (as provided in Section 2.08 hereof); provided that no more than three separate Interest Periods in respect of Eurocurrency Loans from each Bank may be outstanding at any one time. Each Bank at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Bank to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. 2.02. Borrowing of Loans. The Borrower shall give the Administrative Agent notice of the borrowing hereunder as provided in Section 4.05 hereof, and the Administrative Agent shall promptly communicate such notice to each Bank. Not later than 1:00 p.m. New York City time on the date specified for the borrowing of Loans hereunder, each Bank shall make available the amount of the Loan to be made by it on such date to the Administrative Agent’s Account, in immediately available funds, for account of the Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower designated by it and maintained with JPMCB or otherwise by remitting the same to any other account of the Borrower in accordance with its instructions. 2.03. Changes of Commitments. (a) The aggregate amount of the Commitments shall be automatically reduced to zero on the earlier to occur of (i) disbursement of funds on the Funding Date, or (ii) at 5:00 p.m., New York City time, on February 5, 2016. (b) The Borrower shall have the right at any time or from time to time (i) to terminate the Commitments and (ii) to reduce the aggregate Commitments; provided that (x) the Borrower shall give notice of each such termination or reduction as provided in Section 4.05 hereof and (y) each partial reduction shall be in an aggregate amount at least equal to $15,000,000 (or whole multiples thereof) or the unused amount of the Commitments. (c) The Commitments once terminated or reduced may not be reinstated. 2.04. Lending Offices. The Loans of each Type made by each Bank shall be made and maintained at such Bank’s Applicable Lending Office for Loans of such Type. 2.05. Certain Fees (a) The Borrower agrees to pay to the Administrative Agent, in US Dollars, for the account of each Bank, a fee (the “Commitment Fee”) in an amount equal to 0.15% per annum on the daily amount of the Commitment of such Bank then outstanding (whether or not effective under Section 6.01), accruing from and including the 15th day following the Closing Date to but excluding the earlier of the Funding Date and the date on

- 18 - Credit Agreement [[3570658]] which the Commitments terminate (such earlier date being called the “Commitment Fee Payment Date”). The Commitment Fees, if any, shall be due and payable on the Commitment Fee Payment Date, shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (b) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. (c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of the Commitment Fees, to the Banks. Fees paid shall not be refundable under any circumstances. 2.06. Several Obligations; Remedies Independent. The failure of any Bank to make any Loan to be made by it shall not relieve any other Bank of its obligation to make its Loan, but neither any Bank nor the Administrative Agent shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank, and (except as otherwise provided in Section 4.06 hereof) no Bank shall have any obligation to the Administrative Agent or any other Bank for the failure by such Bank to make any Loan required to be made by such Bank. The amounts payable by the Borrower at any time hereunder and under the Notes to each Bank shall be a separate and independent debt and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes. 2.07. Evidence of Debt. (a) Each Bank shall maintain, in accordance with its usual practice, records evidencing the indebtedness of the Borrower to such Bank hereunder, including the amounts of principal and interest payable and paid to such Bank from time to time hereunder. The Administrative Agent shall maintain records in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period therefor, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Bank hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for account of the Banks and each Bank’s share thereof; provided that the failure of any Bank or the Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. (b) Any Bank may request that the Loans made by such Bank to the Borrower shall be evidenced by a single promissory note of the Borrower, substantially in the form of Exhibit A hereto, payable to such Bank in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed. (c) The date, amount, Type, interest rate and duration of Interest Period of each Loan made by each Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Bank on its books and, prior to any transfer of the Note evidencing the Loans held by it, endorsed by such Bank on the schedule attached to such Note or

- 19 - Credit Agreement [[3570658]] any continuation thereof; provided that the failure of such Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under such Note in respect of such Loans. (d) No Bank shall be entitled to have its Note (if any) substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with a permitted assignment of all or any portion of such Bank’s Commitment, Loans and Notes pursuant to Section 11.06 hereof (and, if requested by any Bank, the Borrower agrees so to exchange any Note). (e) Any Bank that ceases to be a Bank pursuant to Section 5.06 hereof shall promptly return its Note (if any) to the Borrower after termination of its Commitment and payment to it of all principal and interest owing to it hereunder and under its Note. 2.08. Optional Prepayments and Conversions or Continuations of Loans. (a) Subject to Sections 4.04 and 5.04 hereof, the Borrower shall have the right to prepay Loans or to Convert Loans of one Type into Loans of another Type or Continue Loans of one Type as Loans of the same Type, at any time or from time to time, provided that: the Borrower shall give the Administrative Agent notice of each such prepayment or Conversion or Continuation as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder). (b) Notwithstanding the foregoing provisions of this Section 2.08, and without limiting the rights and remedies of the Banks under Section 9 hereof, in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Banks, shall) (i) suspend the right of the Borrower to Convert any Loan into a Eurocurrency Loan, or to Continue any Loan as a Eurocurrency Loan, in which event all Loans denominated in Dollars shall be Converted (on the last day of the respective Interest Period therefor) or Continued, as the case may be, as Base Rate Loans and/or (ii) suspend the right of the Borrower to have any Loan have an Interest Period of more than one month’s duration. Section 3. Payments of Principal and Interest. 3.01. Repayment of Loans. The Borrower shall repay the principal of the Loans on each Payment Date in an aggregate amount equal the percentage of the aggregate principal amount of the Loans made on the Funding Date set forth opposite such Payment Date below (in each case as the amounts of such required payments may be adjusted pursuant to this Section): March 2019 2.50% June 2019 2.50% September 2019 2.50% December 2019 2.50% March 2020 5.00% June 2020 5.00% September 2020 5.00%

- 20 - Credit Agreement [[3570658]] Prepayments of Loans pursuant to Section 2.08(a) will be applied to reduce the principal payments due on subsequent Payment Dates ratably in accordance with the amounts of such payments. The Borrower shall repay any remaining unpaid principal amount of the Loans on the Maturity Date. The Borrower will pay the principal amount of each Loan and the accrued interest on such Loan in US Dollars. 3.02. Interest. The Borrower hereby promises to pay to the Administrative Agent for account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum: (a) if such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Rate; and (b) if such Loan is a Eurocurrency Loan, the Eurocurrency Rate for such Loan for the relevant Interest Period therefor plus the Applicable Rate. Notwithstanding the foregoing, the Borrower hereby promises to pay to the Administrative Agent for account of each Bank interest at the applicable Post-Default Rate on any principal of any Loan made by such Bank and on any other amount payable by the Borrower hereunder or under the Note held by such Bank to or for account of such Bank, that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable (i) on the last day of the Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, and (ii) in the case of any Loan, upon the payment or prepayment thereof (but only on the principal amount so paid or prepaid), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Banks to which such interest is payable and to the Borrower. Section 4. Payments; Pro Rata Treatment; Computations; Etc. 4.01. Payments. (a) Except to the extent otherwise provided herein, all payments of principal, interest, fees and other amounts to be made by the Borrower under this Agreement and the Notes shall be made in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent’s Account not later than 1:00 p.m. New York City time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). All amounts owing under this Agreement or under any other Loan Document are payable in Dollars. (b) Any Bank for whose account any such payment is to be made may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Borrower with such Bank (with notice to the Borrower and the

- 21 - Credit Agreement [[3570658]] Administrative Agent), provided that such Bank’s failure to give such notice shall not affect the validity thereof. (c) The Borrower shall, at the time of making each payment under this Agreement or any Note for account of any Bank, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Banks, for application in such manner, subject to Section 4.02 hereof, as it or the Majority Banks may determine to be appropriate). (d) Each payment received by the Administrative Agent under this Agreement or any Note for account of any Bank shall be paid by the Administrative Agent promptly to such Bank, in immediately available funds, for account of such Bank’s Applicable Lending Office for the Loan or other obligation in respect of which such payment is made. (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension. (f) If any Bank shall fail to make any payment required to be made by it pursuant to Section 4.06 or 10.05, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received under this Agreement by the Administrative Agent for the account of such Bank and for the benefit of the Administrative Agent to satisfy such Bank’s obligations under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Bank under such Sections; in the case of each of (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion. 4.02. Pro Rata Treatment. Except to the extent otherwise provided herein, (a) each borrowing of Loans under Section 2.01 hereof shall be made from the Banks, and each termination or reduction of the amount of the Commitments under Section 2.03 hereof shall be applied to the respective Commitments of the Banks, pro rata according to the amounts of their respective Commitments; (b) except as otherwise provided in Section 5.04 hereof, Eurocurrency Loans having the same Interest Period shall be allocated pro rata among the Banks according to the amounts of their respective Commitments (in the case of making Eurocurrency Loans) or their respective Eurocurrency Loans having such Interest Period (in the case of Conversions and Continuation of Eurocurrency Loans); (c) each payment or prepayment of principal of Loans shall be made for account of the Banks pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; (d) each payment of interest on Loans shall be made for account of the Banks pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Banks; and (e) each payment of fees under Section 2.03 hereof shall be made for account of the Banks entitled thereto pro rata in accordance with the amounts of such fees then due and payable to the respective Banks.

- 22 - Credit Agreement [[3570658]] 4.03. Computations. All interest hereunder and fees under Section 2.03 hereof shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Base Rate at times when the Base Rate is based on the Prime Rate and interest on all Loans denominated in Pounds Sterling shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). 4.04. Minimum Amounts. Except for prepayments made pursuant to Section 5.04 hereof, each borrowing, Conversion and partial prepayment of principal of (x) Base Rate Loans shall be in an aggregate amount at least equal to $1,000,000 or a larger multiple of $1,000,000 and (y) Eurocurrency Loans shall be in an aggregate amount at least equal to $15,000,000 or a larger multiple of $1,000,000 (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Eurocurrency Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period), provided that the aggregate principal amount of Eurocurrency Loans having the same Interest Period shall be in an amount at least equal to $15,000,000 or a larger multiple of $1,000,000 and, if any Eurocurrency Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period. 4.05. Certain Notices. Except as provided in this Section 4.05, notices of termination or reductions of the Commitments and of borrowings, Conversions, Continuations and optional prepayments of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 11:00 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below: Notice Number of Business Days Prior Termination or reduction of Commitments 3 Borrowing or prepayment of, or Conversion into, Base Rate Loans same day Borrowing or prepayment of, Conversion into, Continuation as or duration of Interest Period for, Eurocurrency Loans 3 Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

- 23 - Credit Agreement [[3570658]] Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04 hereof) and Type of each Loan to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day). The Administrative Agent shall promptly notify the Banks of the contents of each such notice. In the event that the Borrower fails to select the Type of a Loan, or the duration of any Interest Period for any Eurocurrency Loan, within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Eurocurrency Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan. 4.06. Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Bank or the Borrower (the “Payor”) prior to the time on which the Payor is to make payment to the Administrative Agent of (in the case of a Bank) the proceeds of a Loan to be made by such Bank hereunder or (in the case of the Borrower) a payment to the Administrative Agent for account of one or more of the Banks hereunder (such payment being herein called the “Required Payment”), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the “Advance Date”) such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows: (i) if the Required Payment shall represent a payment to be made by the Borrower to the Banks, the Borrower and the Banks shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (without duplication of the obligation of the Borrower under Section 3.02 hereof to pay interest on the Required Payment at the Post-Default Rate), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of the Borrower under Section 3.02 hereof to pay interest at the Post-Default Rate in respect of the Required Payment; and (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Banks to the Borrower, the Payor and the Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to whichever of the rates specified in Section 3.02 hereof is applicable to the Type of such Loan, it being understood that the return by the Borrower of the Required

- 24 - Credit Agreement [[3570658]] Payment to the Administrative Agent shall not limit any claim the Borrower may have against the Payor in respect of such Required Payment. 4.07. Sharing of Payments, Etc. (a) The Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker’s lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of the Borrower at any of its offices, against any principal of or interest on any of such Bank’s Loans or any other amount payable to such Bank hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness are then due to the Borrower), in which case it shall promptly notify the Borrower and the Administrative Agent thereof, provided that such Bank’s failure to give such notice shall not affect the validity thereof. (b) If any Bank shall obtain from the Borrower payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement through the exercise of any right of set-off, banker’s lien or counterclaim or similar right or otherwise (other than from the Administrative Agent as provided herein), and, as a result of such payment, such Bank shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder by the Borrower to such Bank than the percentage received by any other Bank, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans or such other amounts, respectively, owing to such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all of the Banks shall share the benefit of such excess payment (net of any expenses that may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans or such other amounts, respectively, owing to each of the Banks. To such end all of the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. (c) The Borrower agrees that any Bank so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans or other amounts (as the case may be) owing to such Bank in the amount of such participation. (d) Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim. Section 5. Yield Protection, Etc. 5.01. Additional Costs.

- 25 - Credit Agreement [[3570658]] (a) The Borrower shall pay in Dollars directly to each Bank or the Administrative Agent, as the case may be, from time to time such amounts as such Bank or the Administrative Agent, as the case may be, may reasonably determine to be necessary to compensate it for any costs that such Bank or the Administrative Agent, as the case may be, reasonably determines are attributable to its making or maintaining of any Loans or its obligation to make any Loans hereunder to the Borrower, or any reduction in any amount received or receivable by such Bank or the Administrative Agent hereunder in respect of any of such Loans or such obligation to the Borrower (such increases in costs and reductions in amounts received or receivable being herein called “Additional Costs”), resulting from any Regulatory Change that: (i) imposes or modifies any reserve, special deposit or similar requirements (other than, in the case of any Bank for any period as to which the Borrower is required to pay any amount under paragraph (d) of this Section 5.01, the reserves against “Eurocurrency liabilities” under Regulation D therein referred to) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including, without limitation, any of such Loans or any deposits referred to in the definitions of “Eurocurrency Rate” in Section 1.01 hereof), or any commitment of such Bank (including, without limitation, the Commitment of such Bank hereunder); (ii) subjects any Bank or the Administrative Agent to any Taxes (other than Indemnified Taxes and Excluded Taxes) on its loans, loan principal, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) in the case of a Bank, imposes any other condition (other than Taxes) affecting this Agreement or its Notes (or any of such extensions of credit or liabilities) or its Commitment. If any Bank requests compensation from the Borrower under this Section 5.01(a), the Borrower may, by notice to such Bank (with a copy to the Administrative Agent), suspend the obligation of such Bank thereafter to make or Continue Eurocurrency Loans, or Convert Base Rate Loans into Eurocurrency Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case all such Eurocurrency Loans then outstanding to the Borrower shall be automatically Converted into Base Rate Loans on the last day(s) of the current Interest Period(s) therefor, provided that such suspension shall not affect the right of such Bank to receive the compensation so requested. (b) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication of any other requirement in this Section 5), if any Bank determines that any Regulatory Change regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Bank’s capital or on the capital of such Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by such Banks to a level below that which such Bank or such Bank’s holding company could have achieved but for such Regulatory Change (taking into consideration such Bank’s policies and the policies of such Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay in Dollars to such Bank such additional amount or amounts as will compensate such Bank or such Bank’s holding company for any such reduction suffered.

- 26 - Credit Agreement [[3570658]] (c) Each Bank shall notify the Borrower of any event occurring after the date hereof entitling such Bank to compensation under paragraph (a) or (b) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Bank obtains actual knowledge thereof; provided that (i) if any Bank fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Bank does give such notice and (ii) each Bank will use its reasonable efforts to designate a different Applicable Lending Office for the Loans of such Bank affected by such event if, in the reasonable judgment of such Bank, such designation will avoid the need for, or reduce the amount of, such compensation in the future and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, (except that such Bank shall have no obligation to designate an Applicable Lending Office located in the United States of America). Each Bank will furnish to the Borrower a certificate setting forth the basis and amount of each request by such Bank for compensation under paragraph (a) or (b) of this Section 5.01. Determinations and allocations by any Bank for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) of this Section 5.01, or of the effect of capital or liquidity maintained pursuant to paragraph (b) of this Section 5.01, on its costs or rate of return of making or maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis. (d) Without limiting the effect of the foregoing, the Borrower shall pay in Dollars to each Bank on the last day of each Interest Period for each Eurocurrency Loan so long as such Bank is maintaining reserves against “Eurocurrency liabilities” under Regulation D (or so long as such Bank is, by reason of any Regulatory Change, maintaining reserves against any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Bank that includes any Eurocurrency Loans) an additional amount (determined by such Bank and notified to the Borrower through the Administrative Agent) equal to the product of the following for each Eurocurrency Loan for each day during such Interest Period: (i) the principal amount of such Eurocurrency Loan outstanding on such day; and (ii) the remainder of (x) a fraction the numerator of which is the rate (expressed as a decimal) at which interest accrues on such Eurocurrency Loan for such Interest Period as provided in this Agreement (less the Applicable Rate) and the denominator of which is one minus the effective rate (expressed as a decimal) at which such reserve requirements are imposed on such Bank on such day minus (y) such numerator; and (iii) 1/360. (e) With respect to any change by a Bank of its Applicable Lending Office or any assignment by a Bank under Section 11.06(b) hereof, the Bank changing such office or assignee Bank (as the case may be) shall not be entitled to any compensation under this Section 5.01 with

- 27 - Credit Agreement [[3570658]] respect to any Additional Costs resulting from any Regulatory Change that occurred prior to the date of such assignment or such change of office, provided that this Section 5.01(e) shall not apply to a change by a Bank of its Applicable Lending Office pursuant to Section 5.01(c) or to an assignment pursuant to a request by the Borrower under Section 5.06. 5.02. Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurocurrency Rate for any Interest Period: (a) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits in Dollars are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurocurrency Loans as provided herein; or (b) the Majority Banks determine, which determination shall be conclusive, and notify the Administrative Agent that the relevant rates of interest referred to in the definition of “Eurocurrency Rate” in Section 1.01 hereof upon the basis of which the rate of interest for Eurocurrency Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Banks of making or maintaining Eurocurrency Loans for such Interest Period; then the Administrative Agent shall give the Borrower and each Bank prompt notice thereof and, so long as such condition remains in effect, the Banks shall be under no obligation to make Eurocurrency Loans, to Continue Eurocurrency Loans or to Convert Base Rate Loans into Eurocurrency Loans, and the Borrower shall, on the last day of the then current Interest Period for the outstanding Eurocurrency Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with Section 2.08 hereof. 5.03. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurocurrency Loans hereunder (and, in the sole opinion of such Bank, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Bank), then such Bank shall promptly notify the Borrower thereof (with a copy to the Administrative Agent) and such Bank’s obligation to make or Continue, or to Convert Loans of any Type into, Eurocurrency Loans shall be suspended until such time as such Bank may again make and maintain Eurocurrency Loans (in which case all such Eurocurrency Loans then outstanding shall be automatically Converted into Base Rate Loans on the last day(s) of the current Interest Period(s) therefor (or on such earlier date as such Bank may specify to the Borrower (with a copy to the Administrative Agent) if such earlier date is required by law). 5.04. Compensation. The Borrower shall pay to the Administrative Agent for account of each Bank, upon the request of such Bank through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense that such Bank determines is attributable to: (a) any payment, mandatory or optional prepayment or Conversion of a Eurocurrency Loan made by such Bank to the Borrower for any reason (including, without

- 28 - Credit Agreement [[3570658]] limitation, the acceleration of the Loans pursuant to Section 9 hereof) on a date other than the last day of the Interest Period for such Loan; or (b) any failure by the Borrower for any reason other than if a Bank’s obligation to make or Continue Loans shall be suspended pursuant to Section 5.01 or 5.03 hereof (including, without limitation, the failure of any of the conditions precedent specified in Section 6 hereof to be satisfied) to borrow a Eurocurrency Loan from such Bank on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 or 2.03(b) hereof or to prepay a Eurocurrency Loan on the date for such prepayment, as specified in the relevant notice of prepayment. Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, not borrowed or not prepaid for the period (the “relevant period”) from the date of such payment, prepayment, failure to borrow or failure to prepay to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein less the Applicable Rate over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Bank would have bid in the London interbank market for deposits denominated in Dollars of leading banks in amounts comparable to such principal amount and with maturities comparable to the relevant period (as reasonably determined by such Bank). 5.05. Taxes. (a) Any and all payments by or on account of each obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable law; provided that if any withholding agent shall be required by applicable law (as determined in the good faith discretion of the applicable withholding agent) to deduct or withhold any Taxes from any such payments, then (i) if such Taxes are Indemnified Taxes, the sum payable by the Borrower shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 5.05) the Administrative Agent or the Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable withholding agent shall be entitled to make such deductions or withholdings and (iii) such withholding agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law. (b) In addition, the Borrower shall timely pay any Other Taxes in respect of the Borrower to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for Other Taxes. (c) The Borrower shall jointly and severally indemnify the Administrative Agent and each Bank, within 10 days after written demand to the Borrower therefor, for the full amount of any Indemnified Taxes in respect of the Borrower (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.05) payable by, paid by or

- 29 - Credit Agreement [[3570658]] required to be withheld or deducted from a payment to the Administrative Agent or such Bank, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (other than penalties and interest resulting from such Person’s gross negligence or willful misconduct), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount (with reasonable supporting details) of such payment or liability delivered to the Borrower by a Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Bank, shall be conclusive absent manifest error. Each Bank shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Bank (or such Bank’s beneficial owner) (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Bank’s failure to comply with the provisions of Section 11.06(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Bank (or such Bank’s beneficial owner), in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Bank by the Administrative Agent shall be conclusive absent manifest error. Each Bank hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Bank under any Loan Document or otherwise payable by the Administrative Agent to such Bank from any other source against any amount due to the Administrative Agent under this Section 5.05(c). (d) As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 5.05, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) (i) Any Bank that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Bank, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Bank is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.05(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Bank's reasonable judgment such completion, execution or submission would subject such Bank to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Bank.

- 30 - Credit Agreement [[3570658]] (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Bank that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Bank is exempt from U.S. Federal backup withholding tax; (B) any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Bank claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W- 8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty; (2) executed originals of IRS Form W-8ECI; (3) in the case of a Foreign Bank claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or (4) to the extent a Foreign Bank is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Bank is a partnership and one or more direct or indirect partners of such Foreign Bank are claiming the portfolio interest exemption, such Foreign Bank may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner;

- 31 - Credit Agreement [[3570658]] (C) any Foreign Bank shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Bank becomes a Bank under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Bank under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Bank were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Bank shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Bank has complied with such Bank's obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Bank agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (f) If the Administrative Agent or a Bank determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 5.05, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 5.05 with respect to the Taxes giving rise to such refund), net of all reasonable out-of- pocket expenses of the Administrative Agent or such Bank, as the case may be, incurred in connection therewith and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of the Administrative Agent or such Bank, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority, other than any such penalties, interest or other charges attributable to the gross negligence or willful misconduct of the Administrative Agent or such Bank, as applicable) to the Administrative Agent or such Bank in the event the Administrative Agent or such Bank is required to repay such refund to such Governmental Authority. This Section 5.05 shall not be construed to require the Administrative Agent or any Bank to make available its Tax returns (or any other information relating to its Taxes which it deems confidential or proprietary) to the Borrower or any other Person. Notwithstanding anything to the contrary in this paragraph (f), in

- 32 - Credit Agreement [[3570658]] no event will the Administrative Agent or such Bank be required to pay any amount to the Borrower pursuant to this paragraph (f) the payment of which would place the Administrative Agent or such Bank in a less favorable net after-Tax position than such party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. (g) Each party’s obligations under this Section 5.05 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Bank, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. 5.06. Replacement of Banks. If any Bank requests compensation pursuant to Section 5.01 or 5.05 hereof, or if any Bank’s obligation to make or Continue Loans of any Type, or to Convert Loans of any Type into the other Type of Loan, shall be suspended pursuant to Section 5.01 or 5.03 hereof (any such Bank requesting such compensation, or whose obligations are so suspended, being herein called an “Affected Bank”), the Borrower, upon three Business Days’ notice to such Affected Bank and the Administrative Agent, may, at its sole expense and effort, require that such Affected Bank transfer all of its right, title, interest and obligations under this Agreement and such Affected Bank’s Notes without recourse to any bank or other financial institution (a “Proposed Bank”) identified by the Borrower (subject to the proviso at the end of this sentence) (i) if such Proposed Bank agrees to assume all of the obligations of such Affected Bank hereunder, and to purchase all of such Affected Bank’s Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Affected Bank’s Loans, together with interest thereon to the date of such purchase, and arrangements satisfactory to the Affected Bank are made for payment to such Affected Bank of all other amounts payable hereunder to such Affected Bank on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 5.04 hereof as if all of such Affected Bank’s Loans were being prepaid in full on such date) and (ii) (if such Affected Bank has requested compensation pursuant to Section 5.01 or 5.05 hereof) if such Proposed Bank’s aggregate requested compensation, if any, pursuant to Section 5.01 or 5.05 hereof with respect to such Affected Bank’s Loans is lower than that of the Affected Bank; provided that the Administrative Agent shall have consented to such Proposed Bank to the extent and on the same terms consent would be required under the terms of Section 11.06(b) in connection with an assignment to such Proposed Bank. Subject to the provisions of Section 11.06(b) hereof, such Proposed Bank shall be a “Bank” for all purposes hereunder. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements of the Borrower contained in Sections 5.01, 5.05 and 11.03 hereof (without duplication of any payments made to such Affected Bank by the Borrower or the Proposed Bank) shall survive for the benefit of such Affected Bank under this Section 5.06 with respect to the time prior to such replacement. A Bank shall not be required to make any such transfer if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Borrower to require such transfer cease to apply. Section 6. Conditions Precedent. 6.01. Loans. The obligations of the Banks to make Loans hereunder are subject on the receipt by the Administrative Agent of the documents referred to in clauses (a), (b), (c),

- 33 - Credit Agreement [[3570658]] (d) and (f) below, each of which shall be satisfactory to the Administrative Agent in form and substance, and to the satisfaction of the additional conditions referred to in clauses (e),(g), (h) and (i) below: (a) Executed Counterparts. From each party hereto, a counterpart of this Agreement signed on behalf of such party (or written evidence satisfactory to the Administrative Agent, which may include telecopy transmission of a signed signature page to this Agreement, that such party has signed a counterpart of this Agreement). (b) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of the Borrower, a certificate of good standing for the Borrower in its Relevant Jurisdiction (where legally applicable) and certified copies of all corporate authority for the Borrower (including, without limitation, board of director resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of this Agreement and the Notes and each other document to be delivered by the Borrower from time to time in connection herewith and the extensions of credit hereunder (and the Administrative Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Borrower to the contrary). (c) Officer’s Certificate. A certificate, dated the Funding Date, of a senior officer of the Borrower to the effect set forth in clauses (g) and (h) of this Section 6.01. (d) Opinions of Counsel for the Borrower. An opinion, dated the Funding Date, of internal counsel for the Borrower, substantially in the form of Exhibit B hereto, covering such other matters as the Administrative Agent or any Bank may reasonably request (and the Borrower hereby instructs its counsel to deliver such opinion to the Banks and the Administrative Agent). (e) Payment of Fees and Expenses. Evidence that the Borrower shall have (or shall be simultaneously) paid in full all fees required to be paid, and all expenses required to be paid or reimbursed for which written invoices have been presented to the Borrower, in connection with this Agreement. (f) Other Documents. Such other documents as the Administrative Agent or any Bank or special New York counsel to JPMCB may reasonably request. (g) No Default. No Default shall have occurred and be continuing. (h) Representations and Warranties. The representations and warranties made by the Borrower in Section 7 hereof shall be true and complete on and as of the date of the making of the Loans, with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). (i) Change in Control. During the 25-month period ending on the Funding Date, there shall not have occurred a change in the composition of a majority of the board of directors of the Borrower from individuals (i) who were members of such board of directors on the first day of such period, (ii) whose election or nomination to such Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a

- 34 - Credit Agreement [[3570658]] majority of such Board or (iii) whose election or nomination to such Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of such Board. Notwithstanding the foregoing, the obligations of the Banks to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 11.04 hereof) on or prior to February 5, 2016 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time). Section 7. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Banks that: 7.01. Corporate Existence. The Borrower and each of its Subsidiaries (a) is a corporation, partnership or other entity duly organized, validly existing and (if such concept is applicable in the relevant jurisdiction) in good standing under the laws of the jurisdiction of its organization (except, in the case of any Subsidiary, to the extent the failure to be so could not (either individually or in the aggregate) reasonably be likely to have a Material Adverse Effect); (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted (except, in the case of any Subsidiary, to the extent the failure to have the same could not (either individually or in the aggregate) reasonably be likely to have a Material Adverse Effect); and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could (either individually or in the aggregate) reasonably be likely to have a Material Adverse Effect. 7.02. Financial Condition. The Borrower has heretofore furnished to each of the Banks the following financial statements: (i) the audited consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 2014 and the related consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for the fiscal year ended on said date, with the opinion thereon of PricewaterhouseCoopers LLP and (ii) the consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 2015 and the related consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for the fiscal quarter and the portion of the fiscal year ended on said date, certified by its chief financial officer or chief executive officer (as such certification is included in Exhibit 31.1 to Borrower’s filing on Form 10-Q for the period ending September 30, 2015). All such financial statements present fairly, in all material respects, the respective consolidated financial condition of the Borrower and its Subsidiaries as at such respective dates and the consolidated results of their operations for the relevant periods ended on such dates, all in accordance with GAAP and practices applied on a consistent basis, subject, in the case of the financial statements referred to in clause (ii) of the preceding sentence, to normal year-end audit adjustments and to the absence of certain footnotes. Since December 31, 2014, there has been no material adverse change in the consolidated financial condition, operations or business taken as a whole of the Borrower and its Subsidiaries. 7.03. Litigation. Except as disclosed in the Borrower’s Annual Report on Form 10-K filed with the SEC for the Borrower’s fiscal year ended December 31, 2014, in subsequent Quarterly Reports on Form 10-Q filed with the SEC prior to the date hereof, or in any

- 35 - Credit Agreement [[3570658]] subsequent Current Report on Form 8-K filed with the SEC prior to the date hereof, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Borrower) threatened against the Borrower or any of its Subsidiaries that could (either individually or in the aggregate) reasonably be likely to have a Material Adverse Effect. 7.04. No Breach. None of the execution and delivery of this Agreement and the Notes and the other Loan Documents, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws (or equivalent documents) of the Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument. 7.05. Action. The Borrower has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement and the Notes and the other Loan Documents to which it is to be a party; the execution, delivery and performance by the Borrower of this Agreement and the Notes and the other Loan Documents to which it is to be a party have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by the Borrower and constitutes, and each of its Notes when executed and delivered for value, and each of the other Loan Documents to which it is to be a party when executed and delivered, will constitute, its legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights. 7.06. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by the Borrower of this Agreement or the Notes or the other Loan Documents to which it is a party or for the legality, validity or enforceability hereof or thereof. 7.07. ERISA. The Borrower and its ERISA Affiliates has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan, and has no existing liability (other than to make PBGC premium payments and Plan funding payments as they fall due) to the PBGC or any Plan or Multi- Employer Plan. 7.08. Taxes. The Borrower and its Domestic Subsidiaries have timely filed all Federal income Tax returns and all other material Tax returns that are required to be filed by them and have paid all Taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any of its Domestic Subsidiaries, except for (a) any such Tax being contested in good faith and by proper proceedings and against which adequate reserves are being maintained or (b) where the failure to pay any such Tax would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

- 36 - Credit Agreement [[3570658]] 7.09. Investment Company Act. The Borrower is not an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. 7.10. Environmental Matters. The Borrower and its Subsidiaries have obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. 7.11. Use of Credit. No part of the proceeds of the Loans hereunder will be used, directly or indirectly, to purchase or carry, or to extend credit to purchase or carry, any Margin Stock (within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System of the United States of America) in each case in violation of said Regulations U or X. Not more than 25% of the value of the assets subject to any restrictions on the sale, pledge or other disposition of assets under this Agreement or any other Loan Document will at any time be represented by Margin Stock. 7.12. Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to promote compliance by the Borrower and its Subsidiaries with Anti-Corruption Laws and applicable Sanctions, and the Borrower and its Subsidiaries are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is the subject or target of any Sanctions. None of the Borrower or any Subsidiary is located, organized or resident in any Sanctioned Country (unless, in the case of any country or territory that becomes a Sanctioned Country after the date hereof, such Subsidiary is already located, organized or resident in such country or territory at the time it becomes a Sanctioned Country and such Subsidiary’s continued location, organization or residence in such Sanctioned Country, and such Subsidiary’s continued activities therein, do not and would not reasonably be expected to result in a violation by the Borrower or any of its Subsidiaries or any Bank or Agent Party of applicable Sanctions). Section 8. Covenants of the Borrower. The Borrower covenants and agrees with the Banks and the Administrative Agent that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by the Borrower hereunder: 8.01. Financial Statements, Etc. The Borrower shall deliver to each of the Banks: (a) as soon as available and in any event within 50 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Borrower, consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding periods in the

- 37 - Credit Agreement [[3570658]] preceding fiscal year (except that, in the case of balance sheets, such comparison shall be to the last day of the prior fiscal year), accompanied by a certificate of a senior financial officer of the Borrower, which certificate shall state that said consolidated financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of the Borrower and its Subsidiaries, in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments and the absence of footnotes) (it being understood that delivery to the Banks of the Borrower’s Report on Form 10-Q filed with the SEC shall satisfy the requirements of this clause (a) so long as the information contained in such Report includes the information required under this clause (a)); (b) as soon as available and in any event within 100 days after the end of each fiscal year of the Borrower, consolidated statements of income, stockholders’ equity and cash flows of the Borrower and its Subsidiaries for such fiscal year and the related consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles (it being understood that delivery to the Banks of the Borrower’s Report on Form 10-K filed with the SEC shall satisfy the requirements of this clause (b) so long as the information contained in such Report includes the information required under this clause (b)); (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate duly completed and executed by the chief financial officer or treasurer of the Borrower (and, if any Default has occurred and is continuing, such Compliance Certificate shall describe such Default in reasonable detail and the action that the Borrower has taken or proposes to take with respect thereto). (d) promptly upon their becoming available, copies of all registration statements and regular periodic reports on Forms 10-K, 10-Q and 8-K that the Borrower shall have filed with the SEC or any national securities exchange (to the extent not already delivered pursuant to clauses (a) and (b) above); (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed; (f) promptly after the Borrower knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Borrower has taken or proposes to take with respect thereto; and (g) from time to time such other information regarding the financial condition, operations or business of the Borrower or any of its Subsidiaries as any Bank or the Administrative Agent may reasonably request.

- 38 - Credit Agreement [[3570658]] The Borrower shall be deemed to have furnished the information specified in clause (a), (b), (d) or (e) above on the date such information is posted at the Borrower’s website on the Internet at “www.pb.com”, at “www.sec.gov” or at such other website identified by the Borrower in a notice to the Administrative Agent and the Banks that is accessible by the Banks without charge; provided that the Borrower shall deliver paper copies of such information to any Bank upon request of such Bank through the Administrative Agent. 8.02. Existence, Etc. The Borrower will, and will cause each of its Subsidiaries to: (a) preserve and maintain its legal existence and all of its material rights (charter and statutory), privileges, licenses and franchises (provided that nothing in this Section 8.02 shall prohibit any transaction expressly permitted under Section 8.04 hereof and provided, further, that the Borrower shall not be required to cause any of its Subsidiaries to preserve its legal existence or its rights, privileges, licenses or franchises if the Borrower shall determine that the preservation thereof is no longer necessary in the conduct of the business of the Borrower and its Subsidiaries taken as a whole or to the extent the failure to do so could not (either individually or in the aggregate) reasonably be likely to have a Material Adverse Effect); (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements is reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect; (c) pay and discharge all material Taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for (a) any such Tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained or (b) where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (d) maintain all of its Properties used or useful in its business in good working order and condition, in all material respects, ordinary wear and tear excepted; provided that nothing in this Section 8.02(d) shall prevent the Borrower or any of its Subsidiaries from discontinuing such maintenance if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its business and the business of any of its Subsidiaries; (e) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied; and (f) permit representatives of any Bank or the Administrative Agent, during normal business hours and upon reasonable prior notice, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its

- 39 - Credit Agreement [[3570658]] business and affairs with its officers, all to the extent reasonably requested by such Bank or the Administrative Agent (as the case may be). (g) Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies (or through self-insurance programs so long as such self-insurance is administered in accordance with sound business practices), and with respect to Property and risks of a character usually maintained by corporations engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such corporations. 8.03. Prohibition of Fundamental Changes. (a) The Borrower will not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), provided that the Borrower may merge with another Person if the Borrower shall be the continuing or surviving corporation and after giving effect thereto no Default would exist hereunder. (b) The Borrower will not convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its business or Property, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests but excluding (i) obsolete or worn-out equipment no longer used or useful in its business and (ii) inventory sold in the ordinary course of business). 8.04. Limitation on Liens. The Borrower will not, and will not permit any of its Domestic Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property (including, without limitation, any shares of stock of or Indebtedness of any Domestic Subsidiary), whether now owned or hereafter acquired, except: (a) Liens in existence on the date hereof and listed on Schedule 8.04 hereto; (b) Liens imposed by any governmental authority for Taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or the affected Domestic Subsidiaries in accordance with GAAP; (c) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under Section 9(h) hereof; (d) pledges or deposits under worker’s compensation, unemployment insurance and other social security legislation; (e) pledges or deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

- 40 - Credit Agreement [[3570658]] (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Domestic Subsidiaries; (g) Liens on Property of any corporation that becomes a Domestic Subsidiary of the Borrower after the date hereof, provided that such Liens are in existence at the time such corporation becomes a Domestic Subsidiary of the Borrower and were not created in anticipation thereof; (h) Liens upon real and/or tangible personal Property acquired after the date hereof (by purchase, construction or otherwise) by the Borrower or any of its Domestic Subsidiaries, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that (i) no such Lien shall extend to or cover any Property of the Borrower or such Domestic Subsidiary other than the Property so acquired and improvements thereon and (ii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 90% of the fair market value (as determined in good faith by a senior financial officer of the Borrower) of such Property at the time it was acquired (by purchase, construction or otherwise); (i) Liens securing Indebtedness of a Wholly-Owned Domestic Subsidiary to the Borrower or to another Wholly-Owned Subsidiary, and Liens securing Indebtedness of the Borrower to The Pitney Bowes Bank, Inc., a Wholly-Owned Subsidiary, in an aggregate principal amount not exceeding $15,000,000 at any one time outstanding; (j) Liens securing non-recourse obligations in connection with leveraged lease or single-investor lease transactions; (k) Liens arising from the sale of accounts receivable or chattel paper pursuant to Securitization Transactions in which fair equivalent value is received; (l) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part, of any Liens referred to in the foregoing clauses (a), (g) and (h); provided that the principal amount of Indebtedness secured thereby and not otherwise authorized by this Section 8.05 shall not exceed the principal amount of Indebtedness, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement; (m) Liens securing obligations of the Borrower in respect of any interest rate or foreign currency protection or hedging arrangement entered into in the ordinary course of business and for non-speculative purposes; and Notwithstanding the foregoing provisions, the Borrower and its Domestic Subsidiaries may create, incur, assume or suffer to exist Liens securing Indebtedness in an aggregate principal

- 41 - Credit Agreement [[3570658]] amount which, together with the sum of the principal amount of any Securitization Transactions permitted by clause (k) of the foregoing provisions, does not exceed at any one time outstanding 10% of Consolidated Net Tangible Assets of the Borrower and its Domestic Subsidiaries. For the purposes of this Section 8.04, the term “Consolidated Net Tangible Assets” shall mean, as at any particular time, the aggregate amount of assets after deducting therefrom (a) all current liabilities (excluding any such liability that by its terms is extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed) and (b) all goodwill, excess of cost over assets acquired, patents, copyrights, trademarks, trade names, unamortized debt discount and expense and other like intangibles, all as shown in the most recent consolidated financial statements of the Borrower and its Subsidiaries furnished to the Banks pursuant to Sections 7.02, 8.01(a) and 8.01(b) hereof on or prior to such time. 8.05. Use of Proceeds. (a) The Borrower will use the proceeds of the Loans hereunder for its general corporate purposes (in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations U and X and the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the regulations thereunder); provided that neither the Administrative Agent nor any Bank shall have any responsibility as to the use of any of such proceeds. (b) The Borrower shall not directly or, to the knowledge of the Borrower, indirectly use the proceeds of any Loan (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction (x) of or with any Person that is, or is controlled by a Person that is, the subject or target of any Sanctions, or (y) in any Sanctioned Country, in each case in violation of any applicable Sanctions, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. 8.06. Lines of Business. The Borrower will not, and will not permit any of its Domestic Subsidiaries to, make any material change in the fundamental nature of the customer communications management business of the Borrower and its Domestic Subsidiaries, taken as a whole, as carried on at the date hereof. 8.07. Financial Covenant. The Borrower will not permit the ratio of (a) Total Adjusted Debt to (b) Adjusted Consolidated EBITDA to exceed, as of the last day of any period of four consecutive fiscal quarters, 3.50 to 1.00. Section 9. Events of Default. If one or more of the following events (herein called “Events of Default”) shall occur and be continuing: (a) The Borrower shall: (i) default in the payment when due (whether at stated maturity or upon mandatory or optional prepayment) of any principal of any Loan; or (ii) default in the payment of any interest on any Loan or on any such reimbursement obligation or any fee or any other amount payable hereunder and such default shall continue unremedied for three or more Business Days; or

- 42 - Credit Agreement [[3570658]] (b) The Borrower or any of its Domestic Subsidiaries shall default in the payment when due (after the expiration of any applicable grace period) of any principal of or interest on any of its other Indebtedness aggregating $75,000,000 or more; or any event specified in any note, agreement, indenture or other document evidencing or relating to any Indebtedness aggregating $75,000,000 or more shall occur which results in such Indebtedness becoming due, or being required to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity, or which results in the termination of any commitment to provide such Indebtedness, provided that this clause (b) shall exclude any Indebtedness of the Borrower or any of its Domestic Subsidiaries secured by any Property of the Borrower and its Subsidiaries if, and so long as, the instruments governing such Indebtedness limit recourse (whether direct or indirect) of the holders thereof against the Borrower and its Subsidiaries to such Property; or (c) Any representation, warranty or certification made or deemed made herein (or in any modification or supplement hereto) by the Borrower, or any certificate furnished to any Bank or the Administrative Agent pursuant to the provisions hereof, shall prove to have been incorrect at the time made or furnished in any material respect; or (d) The Borrower shall default in the performance of any of its obligations under Sections 8.01(f), 8.02(a) (with respect to the Borrower’s existence), 8.03, 8.04, 8.05, 8.06 or 8.07 hereof; or the Borrower shall default in the performance of any of its other obligations in this Agreement and such default shall continue unremedied for a period of thirty or more days after notice thereof to the Borrower by the Administrative Agent or any Bank (through the Administrative Agent); or (e) The Borrower or any of its Domestic Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or (f) The Borrower or any of its Domestic Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under any Bankruptcy Laws, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under any Bankruptcy Laws or (vi) take any corporate action for the purpose of effecting any of the foregoing; or (g) A proceeding or case shall be commenced, without the application or consent of the Borrower or any of its Domestic Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Borrower or such Domestic Subsidiary or of all or any substantial part of its Property or (iii) similar relief in respect of the Borrower or such Domestic Subsidiary under any Bankruptcy Laws, and such proceeding or case shall continue undismissed, or an order, judgment or decree

- 43 - Credit Agreement [[3570658]] approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower or such Domestic Subsidiary shall be entered in an involuntary case under any Bankruptcy Laws; or (h) A final judgment or judgments for the payment of money of $75,000,000 or more in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has not denied coverage in respect of such judgment) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Borrower or any of its Domestic Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Borrower or the relevant Domestic Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or (i) An event or condition shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such then existing events or conditions, the Borrower or any of its ERISA Affiliates shall incur or, in the reasonable good faith opinion of the Majority Banks, shall be reasonably likely to incur a liability (excluding PBGC premium payments and plan funding payments resulting from changes in legal requirements and increases in benefits) to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) that, in the determination of the Majority Banks, could (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; or (j) During any 25-month period ending on or after the date hereof, a majority of the Board of Directors of the Borrower shall no longer be composed of individuals (i) who were members of such Board on the first day of such period, (ii) whose election or nomination to such Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of such Board or (iii) whose election or nomination to such Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of such Board; provided that such change in composition shall not constitute an Event of Default if, on the last day of each such period, no extensions of credit are outstanding hereunder; or (k) Any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall, after the date hereof, acquire, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 of the SEC) of 35% or more of the outstanding shares of voting stock of the Borrower; THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 9 with respect to the Borrower, (A) the Administrative Agent, with the approval of the Majority Banks, may and, upon request of the Majority Banks, will, by notice to the Borrower, terminate the Commitments and they shall thereupon terminate, and (B) the Administrative Agent, with the approval of the Majority Banks, may and, upon request of the Majority Banks shall, by notice to the Borrower declare the principal amount then outstanding

- 44 - Credit Agreement [[3570658]] of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.04 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 9 with respect to the Borrower, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.04 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower. Section 10. The Administrative Agent. 10.01. Appointment, Powers and Immunities. Each Bank hereby appoints and authorizes the Administrative Agent to act as its agent hereunder with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 10.05 hereof and the first sentence of Section 10.06 hereof shall include reference to its Affiliates and its own and its Affiliates’ officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note, any other Loan Document or any other document referred to or provided for herein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct. The Administrative Agent may deem and treat the payee of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent, together with the consent of the Borrower to such assignment or transfer (to the extent required by Section 11.06(b) hereof). The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative

- 45 - Credit Agreement [[3570658]] Agent (and which may include any of its Affiliates). The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties and the Administrative Agent shall not be responsible for the negligence or misconduct of any such sub-agent or Related Party selected by it in good faith. The exculpatory provisions of this Section 10 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. 10.02. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram, cable, or email or other electronic form of communication) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Majority Banks (or, if so provided in Section 11.04 hereof, all of the Banks), and such instructions of the Majority Banks (or all of the Banks, as the case may be) and any action taken or failure to act pursuant thereto shall be binding on all of the Banks. 10.03. Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a “Notice of Default”. In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall (subject to Section 10.07 hereof) take such action with respect to such Default as shall be directed by the Majority Banks, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Banks or all of the Banks. 10.04. Rights as a Bank. With respect to its Commitment and the Loans made by it, JPMCB (and any successor acting as Administrative Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term “Bank” or “Banks” shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. JPMCB (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Subsidiaries or Affiliates) as if it were not acting as the Administrative Agent, and JPMCB (and any such successor) and its Affiliates may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

- 46 - Credit Agreement [[3570658]] 10.05. Indemnification. The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 11.03 hereof, but without limiting the obligations of the Borrower under Section 11.03 hereof) ratably in accordance with their respective Commitments (and, after the Commitments have been terminated, ratably in accordance with the aggregate Credit Exposure of all of the Banks) (determined at the time the applicable unreimbursed expense or indemnity payment is sought), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Bank) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby (including, without limitation, the costs and expenses that the Borrower is obligated to pay under Section 11.03 hereof but excluding unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified. 10.06. Non-Reliance on Administrative Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Administrative Agent, the Syndication Agent listed on the cover page of this Agreement or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, operations, business, Properties, liabilities or prospects of the Borrower or any of its Subsidiaries (or any of their Affiliates) that may come into the possession of the Administrative Agent or any of its Affiliates. 10.07. Failure to Act. Except for action expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall receive further assurances to its satisfaction from the Banks of their indemnification obligations under Section 10.05 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. 10.08. Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Administrative Agent with the approval of the Borrower (such approval not

- 47 - Credit Agreement [[3570658]] to be unreasonably withheld or delayed). If no successor Administrative Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent’s giving of notice of resignation or the Majority Banks’ removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, in consultation with the Borrower, appoint a successor Administrative Agent, which shall be a bank that has an office in New York, New York with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. 10.09. Other Agents. Anything to the contrary notwithstanding, the Joint Lead Arrangers and Joint Bookrunners and the Syndication Agent listed on the cover page of this Agreement shall have no rights and no obligations or responsibilities or liabilities whatsoever under or in connection with this Agreement, except in their capacity, if any, as Banks. Section 11. Miscellaneous. 11.01. Waiver. No failure on the part of the Administrative Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. 11.02. Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) of this Section), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by fax or sent by any other electronic form as permitted by Section 11.02(c), as follows: (i) if to the Borrower, to Pitney Bowes Inc., 3001 Summer Street, Stamford, Connecticut 06926-0700, Attention: Debbie Salce, Vice President & Treasurer (Fax No.: (203) 546-4217; Telephone No.: (203) 351-6926; Email: debbie.salce@pb.com); with a copy to Pitney Bowes Inc., 3001 Summer Street, Stamford, Connecticut 06926-0700, Attention: James A. Shapiro, Esq., Vice President and Deputy General Counsel (Fax No.: (203) 460-5788 ; Telephone No.: (203) 351-7587 ; Email: jim.shapiro@pb.com); (ii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Stanton Christiana Road, 3/Ops2, Newark, DE 19713, Attention of Pranay Tyagi (Fax No. (302) 634-8459), Email:

- 48 - Credit Agreement [[3570658]] pranay.tyagi@jpmorgan.com, with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, Floor 24, New York, New York 10179, Attention: Gene Riego de Dios (Fax No. 855-234-2120); and (iii) if to any other Bank, to it at its address (or fax number) set forth in its Administrative Questionnaire. (b) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax or delivered through electronic communications shall be deemed to have been given when sent (but if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). (c) Electronic Communications. Notices and other communications to the Banks hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Bank; provided, further, that at the request of any Bank, such notices and other communications shall be provided in writing to such Bank. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (d) The Platform. The Borrower further agrees that the Administrative Agent may make materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) available to the Banks by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”). THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON- INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative

- 49 - Credit Agreement [[3570658]] Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Bank or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of, in connection with, or as a result of, the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that to the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any such Agent Party, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, the transmission of Borrower Materials through the Internet. (e) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Bank may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Bank agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Bank. 11.03. Expenses, Etc. The Borrower agrees to pay or reimburse each of the Banks and the Administrative Agent for: (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Cravath, Swaine & Moore LLP, special New York counsel to JPMCB, and charges for the use of IntraLinks) in connection with (i) the negotiation, preparation, execution and delivery of this Agreement, the Notes and the other Loan Documents and the extensions of credit hereunder and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of this Agreement or any of the Notes (whether or not consummated); and (b) all reasonable out-of-pocket costs and expenses of the Banks and the Administrative Agent (including, without limitation, the reasonable fees and expenses of a single external legal counsel to the Banks and the Administrative Agent, taken as a whole in each material jurisdiction, and additional counsel as the Administrative Agent or Banks reasonably determine are necessary in light of actual or potential conflicts of interest or the availability of different claims or defenses, in connection with the enforcement or protection of their rights in connection with this Agreement and any other Loan Document) in connection with (i) any Event of Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 11.03. The Borrower hereby agrees to indemnify the Administrative Agent, each Bank, each of their respective Affiliates and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) and hold each Indemnitee harmless from, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the

- 50 - Credit Agreement [[3570658]] Administrative Agent to any Bank, whether or not the Administrative Agent or any Bank is a party thereto) arising out of or by reason of any claim, investigation, litigation or other proceeding (including any threatened claim, investigation, litigation or other proceeding, and regardless of whether any such claim, investigation, litigation, investigation or other proceeding is brought by the Borrower, its Affiliates or any other Person) including, without limitation, the reasonable fees and disbursements of any counsel incurred in connection with any such claim, investigation, litigation or other proceeding, arising out of, relating to, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby; (ii) the Loans hereunder or any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans hereunder; or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation or proceeding is brought by the Borrower or its or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any such indemnified Person, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or the use of the proceeds thereof. This Section 11.03 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. 11.04. Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Borrower and the Majority Banks, or by the Borrower and the Administrative Agent acting with the written consent of the Majority Banks, and any provision of this Agreement may be waived only by an instrument in writing signed by the Majority Banks or by the Administrative Agent acting with the written consent of the Majority Banks; provided that (a) no modification, supplement or waiver shall: (i) increase, or extend the term of the Commitments, or extend the time or waive any requirement for the reduction or termination of the Commitments, without the consent of each Bank affected thereby, (ii) extend the date fixed for the payment of principal of or interest on any Loan or any fee hereunder, without the consent of each Bank affected thereby, (iii) reduce the amount of any such payment of principal, without the consent of each Bank affected thereby, (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder, without the consent of each Bank affected thereby, (v) change Section 4.02 or Section 4.07(b) hereof in a manner that would alter the pro rata sharing of payments required thereby, without the consent of each Bank affected thereby, (vi) alter this Section 11.04, without the consent of each Bank or (vii) modify the definition of the term “Majority Banks” or modify in any other manner the number or percentage of the Banks required to make any determinations or waive any rights hereunder or to modify any provision hereof, without the consent of each Bank; and (b) no modification, supplement or waiver shall amend, modify or otherwise affect the rights or duties of the Administrative Agent

- 51 - Credit Agreement [[3570658]] hereunder without the consent of the Administrative Agent. Notwithstanding anything to the contrary herein the Administrative Agent may, with the consent of the Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency. 11.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. 11.06. Assignments and Participations. (a) No Borrower may assign any of its rights or obligations hereunder or under the Notes or any other Loan Document without the prior consent of all of the Banks and the Administrative Agent. (b) Each Bank may assign to one or more assignees (other than a natural person or any entity maintained solely for the benefit of an individual natural person and the immediate family members thereof) all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and Credit Exposure at the time owing to it) (but only with the consent of the Borrower and the Administrative Agent, each of which consents will not be unreasonably withheld or delayed); provided that: (i) no such consent by the Borrower shall be required if the assignee is a Bank, an Affiliate of a Bank or an Approved Fund or if an Event of Default has occurred and is continuing; (ii) except to the extent the Borrower (unless an Event of Default has occurred and is continuing) and the Administrative Agent shall otherwise consent, any such partial assignment (other than to a Bank or an Affiliate of a Bank) shall be in an amount at least equal to $10,000,000; (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank’s rights and obligations under this Agreement; and (iv) the assignee and assignor shall deliver to the Administrative Agent for its acceptance an Assignment and Assumption for each such assignment. The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Bank pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive in the absence of manifest error, and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Bank (with respect to its own interest only), at any reasonable time and from time to time upon reasonable prior notice.

- 52 - Credit Agreement [[3570658]] Upon execution and delivery by the assignor and the assignee to the Administrative Agent of such Assignment and Assumption and upon the Administrative Agent’s receipt of the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Bank hereunder) and the processing and recordation fee referred to below in this paragraph, and upon consent thereto by the Borrower and the Administrative Agent to the extent required above, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register, whereupon the assignee shall have, to the extent of such assignment (unless otherwise consented to by the Borrower and the Administrative Agent), the obligations, rights and benefits of a Bank hereunder holding the Commitment and Credit Exposure (or portions thereof) assigned to it and specified in such Assignment and Assumption (in addition to the Commitment and Credit Exposure, if any, theretofore held by such assignee) and the assigning Bank shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned (and, in the case of an Assignment and Assumption covering all of the assigning Bank’s rights and obligations under this Agreement, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 5.01 and 5.05 with respect to facts and circumstances occurring prior to the effective date of such Assignment and Assumption); provided that if either the assigning Bank or the assignee shall have failed to make any payment required to be made by it pursuant to Section 4.06 or 10.05 hereof, the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. Upon each such assignment, the assignor or assignee shall pay the Administrative Agent an assignment fee of $3,500. Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this Section 11.06(b) shall be void and any such purported assignment or transfer shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with paragraph (c) of this Section. Notwithstanding anything to the contrary contained herein, any Bank (a “Granting Bank”) may grant to a special purpose funding vehicle (a “SPC”), identified as such in writing from time to time by the Granting Bank to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Bank would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Bank shall be obligated to make such Loan pursuant to the terms hereof, and (iii) the rights of any such SPC shall be derivative of the rights of the Granting Bank, and such SPC shall be subject to all of the restrictions upon and requirements imposed upon the Granting Bank herein contained. Each SPC shall be conclusively presumed to have made arrangements with its Granting Bank for the exercise of voting and other rights hereunder in a manner which is acceptable to the SPC, the Administrative Agent, the Banks and the Borrower, and each of the Administrative Agent, the Banks and the Borrower shall be entitled to rely upon and deal solely with the Granting Bank with respect to Loans made by or through its SPC. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Loan were made by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this

- 53 - Credit Agreement [[3570658]] Agreement (all liability for which shall remain with the Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof arising out of a claim against such SPC under this Agreement. In addition, notwithstanding anything to the contrary contained in this Section 11.06(b), any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Bank or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This paragraph may not be amended without the written consent of any SPC at the time holding Loans under this Agreement. Each SPC shall be entitled to the benefits of Sections 5.01 and 5.05 (subject to the requirements and limitations therein, including the requirements under Section 5.05(e) (it being understood that the documentation required under Section 5.05(e) shall be delivered to the Granting Bank)) to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to the first sentence of this paragraph (b) of this Section 11.06; provided that such SPC (A) agrees to be subject to the provisions of Section 5.06 as if it were an assignee under the first sentence of this paragraph (b) of this Section 11.06, and (B) shall not be entitled to receive any greater payment under Section 5.01 or 5.05 with respect to its interests in any Loans than its Granting Bank would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the SPC acquired the applicable interest. (c) A Bank may sell or agree to sell to one or more other Persons (each a “Participant”) a participation in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and Credit Exposure at the time owing to it), without notice to or consent of the Borrower, the Administrative Agent or any other Bank; provided that such Participant shall not have any rights or obligations under this Agreement or any Note (the Participant’s rights against such Bank in respect of such participation to be those set forth in the agreements executed by such Bank in favor of the Participant), except as provided below. All amounts payable by the Borrower to any Bank under Section 5 hereof in respect of Credit Exposure held by it, and its Commitment, shall be determined as if such Bank had not sold or agreed to sell any participations in such Credit Exposure and Commitment, and as if such Bank were funding each of such Credit Exposure and Commitment in the same way that it is funding the portion of Credit Exposure and Commitment in which no participations have been sold. In no event shall a Bank that sells a participation agree with the Participant to take or refrain from taking any action hereunder except that such Bank may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Bank’s Commitment, or extend the time or waive any requirement for the reduction or termination, of such Bank’s Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of

- 54 - Credit Agreement [[3570658]] principal or any interest thereon, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee or (v) consent to any modification, supplement or waiver hereof to the extent that the same, under Section 11.04 hereof, requires the consent of each Bank. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 5.01, 5.04 and 5.05 hereof to the same extent as if it were a Bank and had acquired its interest by assignment pursuant to paragraph (b) of this Section 11.06; provided that a Participant (x) shall not be entitled to receive any greater payment under Section 5.01 or 5.05 hereof than the applicable Bank would have been entitled to receive with respect to the participation sold to such Participant (except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation), unless the sale of the participation to such Participant is made with the Borrower’s prior written consent and (y) shall not be entitled to the benefits of Section 5.05 hereof unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.05(e) hereof as though it were a Bank (it being understood that the documentation required under Section 5.05(e) shall be delivered to the participating Bank). If any Bank shall sell participations pursuant to this paragraph, such Bank shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain at one of its offices a register for the recordation of the names and addresses of its Participants, and the principal amounts (and stated interest) and terms of its participations sold hereunder (a “Participant Register”); provided that no Bank shall have any obligation to disclose all or any portion of its Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitment or Loan or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Bank shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 11.06, any Bank may (without notice to or consent of the Borrower, the Administrative Agent or any other Bank and without payment of any fee) (i) assign and pledge all or any portion of its rights under this Agreement to secure obligations of such Bank, including, without limitation, to assign or pledge to secure obligations to any Federal Reserve Bank or any central bank having jurisdiction over such Bank and (ii) assign all or any portion of its rights under this Agreement and its Loans and its Notes to an Affiliate. No such assignment shall release the assigning Bank from its obligations hereunder. (e) A Bank may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.12 hereof.

- 55 - Credit Agreement [[3570658]] (f) Anything in this Section 11.06 to the contrary notwithstanding, no Bank may assign or sell a participation in any interest in any of its rights under this Agreement to the Borrower or any of its Affiliates or Subsidiaries without the prior consent of each Bank. 11.07. Survival. The obligations of the Borrower under Sections 5.01, 5.04, 5.05 and 11.03 hereof, and the obligations of the Banks under Sections 10.05 and 11.12 hereof, shall survive the repayment of the extensions of credit and the termination of the Commitments and, in the case of any Bank that may assign any interest in its Commitment or extensions of credit hereunder, shall survive the making of such assignment, notwithstanding that such assigning Bank may cease to be a “Bank” hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit herein or pursuant hereto shall survive the making of such representation and warranty, and no Bank shall be deemed to have waived, by reason of making any extension of credit, any Default that may arise by reason of such representation or warranty proving to have been false or misleading when made or deemed to be made, notwithstanding that such Bank or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made. 11.08. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement. 11.09. Counterparts; Integration; Effectiveness. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement and the other Loan Documents constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous arrangements and understandings, oral or written, relating to the subject matter hereof (but do not supersede any provisions of any commitment letter or fee letters related to the credit facility established hereby that do not by the terms of such documents terminate upon the effectiveness of this Agreement, all of which provisions shall remain in full force and effect). Except as provided in Section 6.01 hereof, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent (or its counsel) shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. 11.10. Governing Law; Submission to Jurisdiction; Service of Process. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City, and any appellate court from any thereof, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding

- 56 - Credit Agreement [[3570658]] brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Borrower irrevocably agrees that any and all legal process in connection with any such action or proceeding in any such court may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to the Borrower at its address set forth in Section 11.02 hereof, such service being hereby acknowledged by the Borrower to be effective and binding service. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law 11.11. Waiver of Jury Trial. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). 11.12. Confidentiality. Each Bank and the Administrative Agent agrees (on behalf of itself and each of its Affiliates, directors, officers, employees and representatives) to maintain the confidentiality of any non-public information supplied to it by the Borrower pursuant to this Agreement; provided that nothing herein shall limit the disclosure of any such information (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (b) to the extent requested by any regulatory (including self-regulatory) authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 11.12, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such information (i) becomes publicly available other than as a result of a breach of this Section 11.12, (ii) becomes available to the Administrative Agent or any Bank on a nonconfidential basis from a source other than the Borrower or (iii) is information pertaining to this Agreement routinely provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that (x) unless specifically prohibited by applicable law or court order, each Bank and the Administrative Agent agree, prior to disclosure thereof, to notify the Borrower of any request for disclosure of any such non-public information (A) by any governmental agency or representative thereof (other than any such request in connection with an examination of such Bank or the Administrative Agent by such governmental agency) or (B) pursuant to legal process and (y) that in no event shall any Bank or the Administrative Agent be obligated to return any materials furnished by the Borrower. Any Person required to maintain the confidentiality of any information as provided in this Section 11.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord to its own confidential information.

- 57 - Credit Agreement [[3570658]] 11.13. USA PATRIOT Act. Each Bank hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank to identify the Borrower in accordance with said Act. 11.14. No Advisory or Fiduciary Relationships. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i) (a) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Banks and the Joint Lead Arrangers listed on the cover page of this Agreement are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Banks and such Joint Lead Arrangers, on the other hand, (b) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate and (c) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (a) the Administrative Agent, the Banks and such Joint Lead Arrangers each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates or any other Person and (b) none of the Administrative Agent, the Banks or such Joint Lead Arrangers has any obligation to any of the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Banks and such Joint Lead Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, the Banks or such Joint Lead Arrangers has any obligation to disclose any of such interests to any of the Borrower or its Affiliates.

SIGNATURE PAGE TO PITNEY BOWES 1NC. CREDIT AGREEMENT DATED AS OF JANUARY 5, 2016 Name of Institution: Mizuho Bank, Ltd. by Name: Donna DeMag' i Title: Authorized Signa ry Credit Agreement Signature Page

SIGNATURE PAGE TO PITNEY BOWES INC. CREDIT AGREEMENT DATED AS OF JANUARY 5, 2016 Name of Institution: State Bank of dia, New York by Name: oranjan Panda e: VP1 Head (Syndications) Credit Agreement Signature Page

SIGNATURE PAGE TO PITNEY BOWES INC. CREDIT AGREEMENT DATED AS OF JANUARY 5,2016 Name of Institution: The Bank of East Asia, Limited, New York Branch Hua Title: SVP Name: Sin Title: SVP by by Credit Agreement Sienature Page

[[3575140]] ANNEX 1 Commitments Lender Commitments JPMorgan Chase Bank, N.A. $51,250,000.00 Bank of America, N.A. $51,250,000.00 Mizuho Bank, Ltd. $51,250,000.00 SunTrust Bank $51,250,000.00 State Bank of India, New York $30,000,000.00 The Bank of East Asia, Limited, New York Branch $25,000,000.00 People’s United Bank, National Association $25,000,000.00 The Northern Trust Company $15,000,000.00 Total $300,000,000.00

[[3575140]] Schedule 8.04 Existing Liens None.

Note [[3573195]] EXHIBIT A [Form of Note] PROMISSORY NOTE $_______________ _____________, 201_ New York, New York FOR VALUE RECEIVED, Pitney Bowes Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to __________ (the “Bank”), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of JPMorgan Chase Bank, N.A., in New York, New York, the principal sum of __________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Bank to the Borrower under the Credit Agreement), in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. The date, amount, Type, interest rate and duration of Interest Period of each Loan made by the Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loans made by the Bank. This Note is one of the Notes referred to in the Credit Agreement dated as of January 5, 2016 (as modified and supplemented and in effect from time to time, the “Credit Agreement”) among Pitney Bowes Inc., the lenders party thereto (including the Bank), and JPMorgan Chase Bank, N.A., as Administrative Agent, and evidences Loans made by the Bank thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement. The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein. Except as permitted by Sections 5.06 and 11.06 of the Credit Agreement, this Note may not be assigned by the Bank to any other Person.

- 2 - Note [[3573195]] This Note shall be governed by, and construed in accordance with, the law of the State of New York. Pitney Bowes Inc., By: _________________________ Title:________________________

- 3 - Note [[3573195]] SCHEDULE OF LOANS This Note evidences Loans made, Continued or Converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below: Date of Loan Principal Amount of Loan Type of Loan Interest Rate Maturity of Loan Amount Paid, Continued, Converted or Prepaid Unpaid Principal Amount Notation Made by

Opinion of Internal Counsel for the Company [[3573195]] EXHIBIT B [Form of Opinion of Internal Counsel for the Company] January [__], 2016 To the Banks party to the Credit Agreement referred to below and JPMorgan Chase Bank, N.A., as Administrative Agent Ladies and Gentlemen: I am the Assistant General Counsel of, and have acted as counsel for, Pitney Bowes Inc. (the “Company”) in connection with the Credit Agreement (the “Credit Agreement”) dated as of January 5, 2016, among the Company, the Banks party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Agent”), providing for an extension of credit to be made by said Banks to the Company. Terms defined in the Credit Agreement are used herein as defined therein. In rendering the opinions expressed below, I have examined the following agreements, instruments and other documents: (a) the Credit Agreement, including the Exhibits and Schedules thereto; (b) the Notes (if any), of the Company, each dated the date hereof and executed and delivered on such date (the “Notes”); and (c) such records of the Company and such other documents as I have deemed necessary as a basis for the opinions expressed below. The Credit Agreement and the Notes are collectively referred to as the “Financing Documents.” In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity with authentic original documents of all documents submitted to me as copies. When relevant facts were not independently established, I have relied upon statements of governmental officials and upon representations made in or pursuant to the Financing Documents and certificates of appropriate representatives of the Company. In rendering the opinions expressed below, I have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Company): (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

- 2 - Opinion of Internal Counsel for the Company [[3573195]] (ii) all signatories to such documents have been duly authorized; and (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents. Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as I have deemed necessary as a basis for the opinions expressed below, I am of the opinion that: 1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. 2. The Company has all requisite corporate power to execute and deliver, and to perform its obligations and to borrow under, the Financing Documents. 3. The execution, delivery and performance by the Company of each Financing Document, and the borrowings by the Company under the Credit Agreement, have been duly authorized by all necessary corporate action on the part of the Company. 4. The Company has duly executed and delivered each Financing Document, and each Financing Document constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms. 5. The execution, delivery and performance by the Company of, and the consummation by the Company of the transactions contemplated by, the Financing Documents do not and will not (a) violate any provision of its charter or by-laws, (b) violate any order, writ, injunction, decree or award of any court or governmental authority or agency or any arbitral award applicable to the Company or any of its Domestic Subsidiaries, (c) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument to which the Company or any of its Domestic Subsidiaries is a party or by which any of them is bound or to which any of them is subject, (d) violate, or require any filing with or approval of any governmental authority or regulatory body of the State of New York or the United States of America under, any law, rule or regulation of the State of New York or the United States of America applicable to the Company that, in my experience, is generally applicable to transactions in the nature of those contemplated by the Financing Documents or (e) violate, or require, any filing with or approval of any governmental authority or regulatory body of the State of Delaware under, the Delaware General Corporation Law. 6. Except as disclosed in the Company’s Annual Report on Form 10-K filed with the SEC for the Company’s fiscal year ended December 31, 2014, in any subsequent Quarterly Reports on Form 10-Q filed with the SEC prior to the date hereof, or in any subsequent Current Report on Form 8-K filed with the SEC prior to the date hereof, I have no knowledge (after due inquiry) of any legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, pending or

- 3 - Opinion of Internal Counsel for the Company [[3573195]] threatened against or affecting the Company or any of its Subsidiaries or any of their respective Properties that would have a Material Adverse Effect. 7. The Company is not required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended. 8. The execution and delivery by the Company of the Financing Documents, and the performance of its obligations thereunder, do not result in a breach or violation of Regulation U or X of the Board of Governors of the Federal Reserve System. The foregoing opinions are subject to the following additional exceptions, qualifications, limitations and assumptions: A. My opinion is limited to matters involving the Federal laws of the United States, the Delaware General Corporation Law and the law of the State of New York, and I do not express any opinion as to the laws of any other jurisdiction. I am not admitted to practice in the State of Delaware; however, I am generally familiar with the Delaware General Corporation Law as currently in effect and have made such inquiries as I consider necessary to render the opinions contained in paragraphs 1, 2, 3, 4 and 5(a) above. B. My opinion is subject to (i) the effect of any bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting the rights and remedies of creditors generally (including, without limitation, the effect of statutory or other laws regarding fraudulent transfers or preferential transfers or distributions by the corporations to stockholders) and (ii) general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies regardless of whether enforceability is considered in a proceeding in equity or at law. C. I express no opinion regarding the effectiveness of (i) any waiver (whether or not stated as such) under the Financing Documents of, or any consent thereunder relating to, unknown future rights or the rights of any party thereto existing, or duties owing to it, as a matter of law; (ii) any waiver (whether or not stated as such) contained in the Financing Documents of rights of any party, or duties owing to it, that is broadly or vaguely stated or does not describe the right or duty purportedly waived with reasonable specificity; (iii) provisions relating to indemnification, exculpation or contribution, to the extent such provisions may be held unenforceable as contrary to public policy or federal or state securities laws or due to the negligence or willful misconduct of the indemnified party; (iv) any provision in any Financing Document waiving the right to object to venue in any court; (v) any agreement to submit to the jurisdiction of any Federal Court; (vi) any waiver of the right to jury trial; (vii) any provision purporting to establish evidentiary standards; (viii) any provision to the effect that every right or remedy is cumulative and may be exercised in addition to any other right or remedy or that the election of some particular remedy does not preclude recourse to one or more others; or (ix) any right of setoff to the extent asserted by a participant in the rights of a Lender under the Financing Documents. In addition, I advise you that some of the provisions of the Financing Documents may not be enforceable by a Lender acting individually (as opposed to the Lenders acting through the Agent). D. I express no opinion with respect to Regulation T of the Board of Governors of the Federal Reserve System.

- 4 - Opinion of Internal Counsel for the Company [[3573195]] At the request of my client, this opinion letter is provided to you by me pursuant to Section 6.01(d) of the Credit Agreement and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, my prior written consent, except that any Person which becomes a Lender after the date hereof may rely on this opinion as if it were addressed to them (provided that such delivery shall not constitute a re-issue or reaffirmation of this opinion as of any date after the date hereof). Very truly yours,

Assignment and Assumption [[3573195]] EXHIBIT C ASSIGNMENT AND ASSUMPTION This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Bank under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Bank) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: ______________________________ 2. Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Bank]1] 3. Borrower: Pitney Bowes Inc. 4. Administrative Agent: JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement 5. Credit Agreement: The $300,000,000 Credit Agreement dated as of January 5, 2016 among Pitney Bowes Inc., the Banks parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent 1 Select as applicable.

- 2 - Assignment and Assumption [[3573195]] 6. Assigned Interest: Aggregate Amount of Commitment/Loans for all Banks Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/Loans2 $ $ % $ $ % $ $ % Effective Date: _________ ___, 201_ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By:______________________________ Title: ASSIGNEE [NAME OF ASSIGNEE] By:______________________________ Title: 2 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Banks thereunder.

- 3 - Assignment and Assumption [[3573195]] Consented to and Accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent By_________________________________ Title: [Consented to:]3 PITNEY BOWES INC. By________________________________ Title: By________________________________ Title: 3 To be added only if the consent of the Company is required by the terms of the Credit Agreement.

Annex 1 to Assignment and Assumption [[3573195]] ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of the Credit Agreement or any other Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under the Credit Agreement or any other Loan Document. 1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement or any other Loan Document, (ii) it satisfies the requirements, if any, specified in the Credit Agreement or any other Loan Document that are required to be satisfied by it in order to acquire the Assigned Interest and become a Bank, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement or any other Loan Document as a Bank thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Bank thereunder, (iv) it has received a copy of the Credit Agreement or any other Loan Document, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Bank, and (v) if it is not a Foreign Bank, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement or any other Loan Document, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement or any other Loan Document are required to be performed by it as a Bank.

[[3573195]] 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Compliance Certificate [[3573195]] EXHIBIT D [Form of Compliance Certificate] COMPLIANCE CERTIFICATE This Compliance Certificate (“this Certificate”) is delivered to you pursuant to Section 8.01(c) of the Credit Agreement dated as of January 5, 2016 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”) among Pitney Bowes Inc. (the “Company”), the banks party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS: 1. I am the [Chief Financial Officer/Treasurer] of Pitney Bowes Inc. (the “Company”). 2. I have reviewed the terms of the Credit Agreement and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Company and its Subsidiaries during the accounting period covered by the Company’s consolidated financial statements delivered concurrently herewith. 3. The examination described in paragraph 2 above did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by such financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking, or proposes to take with respect to each such condition or event. The foregoing certifications, together with the computations set forth in the attached Annex A hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered [_______], 201[_]. PITNEY BOWES INC. By: ______________________________ Name: Title: [Chief Financial Officer/Treasurer]

EXHIBIT D U.S Tax Compliance Certificate [[3573195]] ANNEX A TO COMPLIANCE CERTIFICATE FOR THE FISCAL [QUARTER] [YEAR] ENDING [_______], 201[_] (“Relevant Fiscal Period”) 1. Total Adjusted Debt as at end of Relevant Fiscal Period: (I) minus (II) = $___________ (I) total Indebtedness of Company and its Subsidiaries (as shown on Company’s consolidated balance sheet): $___________ (II) Captive Finance Debt: product of (X) and (Y) = $___________ (X) average of aggregate gross finance receivables of Company and its Subsidiaries as at end of five most recently completed consecutive fiscal quarters ending on or prior to end of Relevant Fiscal Period (as shown on Company’s relevant consolidated balance sheets): $___________ (Y) a fraction the numerator of which is ten and the denominator of which is eleven (i.e., 10/11): 10/11 2. Consolidated EBITDA (for period of four consecutive fiscal quarters ended at end of Relevant Fiscal Period (“Relevant Measurement Period”): sum of (I)+(II) minus (III) = $___________ (I) Consolidated Net Income for Relevant Measurement Period: (a) minus sum of (b) + (c) + (d) = $___________ (a) consolidated income (or loss) from continuing operations before income taxes of Company and its Subsidiaries: $___________ (b) income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries: $___________ (c) income (or deficit) of any Person (other than a Subsidiary of Company) in which Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Company or such Subsidiary in the form of dividends or similar distributions: $___________ (d) undistributed earnings of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time $___________

[[3573195]] permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary: (II) Without duplication and to the extent deducted in determining such Consolidated Net Income, in each case for Relevant Measurement Period: sum of (a)+(b)+(c)+(d)+(e)+(f)+(g) = $___________ (a) interest expense (excluding financing interest expense): $___________ (b) depreciation expense: $___________ (c) amortization expense: $___________ (d) non-cash stock-option based and other equity-based compensation expenses: $___________ (e) other non-cash extraordinary, unusual or non-recurring charges, expenses or losses (including, whether or not otherwise includable as a separate item in income statement, losses on sales of assets outside of the ordinary course of business and non-cash restructuring charges, but excluding any such non-cash charge to the extent that it represents an accrual or reserve for potential cash charge in any future period or amortization of a prepaid cash charge that was paid in a prior period): $___________ (f) cash restructuring charges incurred during Relevant Measurement Period or, if less, the amount of cash restructuring charges incurred during Relevant Measurement Period that may be added back pursuant to the definition of Consolidated EBITDA so long as the aggregate amount of cash restructuring charges for all periods ending after December 31, 2014, added back in the definition of Consolidated EBITDA does not exceed $450,000,000: $___________ (g) pro forma Consolidated EBITDA of any Person or Properties constituting a division or line of business of any business entity, division or line of business, in each case, acquired by Company or any of its Subsidiaries during Relevant Measurement Period that, together with any other such acquisitions during such period, involves the payment of consideration by Company and its Subsidiaries in excess of $25,000,000 in the aggregate during such period (assuming the consummation of such acquisition occurred

[[3573195]] on the first day of such period): $___________ (III) Without duplication and to the extent included in determining such Consolidated Net Income, in each case for Relevant Measurement Period: sum of (a)+(b)+(c) = $___________ (a) interest income (excluding financing interest income): $___________ (b) non-cash extraordinary, unusual or non-recurring income or gains increasing Consolidated Net Income (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income, gains on the sales of assets outside of the ordinary course of business, but excluding any such non-cash gain to the extent it represents the reversal of an accrual or reserve for potential cash gain in any prior period): $___________ (c) pro forma Consolidated EBITDA of any Person or Properties constituting a division or line of business of any business entity, division or line of business, in each case, sold, assigned, transferred or otherwise disposed of by Company or any of its Subsidiaries during Relevant Measurement Period that, together with any other such dispositions during such period, yields gross proceeds to Company and its Subsidiaries in excess of $25,000,000 in the aggregate during such period (assuming the consummation of such disposition occurred on the first day of such period): $___________ 3. Applicable Finance Interest Expense Amount (for Relevant Measurement Period): product of (I) and (II) = $___________ (I) Amount of financing interest expense (as shown on Company’s consolidated statement of income): $___________ (II) 1.75 1.75 4. Adjusted Consolidated EBITDA (for Relevant Measurement Period): line 2 above minus line 3 above = $___________ 5. Ratio of Total Adjusted Debt to Adjusted Consolidated EBITDA (as at end of Relevant Fiscal Period): (I)/(II) = $___________ (I) Total Adjusted Debt as at end of Relevant Fiscal Period (line 1 above): $___________

[[3573195]] (II) Adjusted Consolidated EBITDA for Relevant Measurement Period (line 4 above): $___________ Actual: _.__:1.00 Maximum Permitted: 3.50:1.00

EXHIBIT E-1 [[3573195]] [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Banks That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of January 5, 2016 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Pitney Bowes Inc., a Delaware corporation (the “Borrower”), each bank from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Pursuant to the provisions of Section 5.05 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF BANK] By: Name: Title: Date: ________ __, 20[ ]

EXHIBIT E-2 U.S Tax Compliance Certificate [[3573195]] [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of January 5, 2016 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Pitney Bowes Inc., a Delaware corporation (the “Borrower”), each bank from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Pursuant to the provisions of Section 5.05 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Bank with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank in writing, and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

EXHIBIT E-3 U.S Tax Compliance Certificate [[3573195]] [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of January 5, 2016 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Pitney Bowes Inc., a Delaware corporation (the “Borrower”), each bank from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Pursuant to the provisions of Section 5.05 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the applicable as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Bank with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20[ ]

EXHIBIT E-4 U.S Tax Compliance Certificate [[3573195]] [FORM OF] U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Banks That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement dated as of January 5, 2016 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Pitney Bowes Inc., a Delaware corporation (the “Borrower”), each bank from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”). Pursuant to the provisions of Section 5.05 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF BANK] By: Name: Title: Date: ________ __, 20[ ]